EXHIBIT 10.1

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                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                              GIGABEAM CORPORATION

                                       AND

                                  THE INVESTORS

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                             Dated: January 28, 2005

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of the 28th day of January 2005, by and among GigaBeam Corporation, a Delaware corporation ("Company"), and the investors listed on the SCHEDULE OF INVESTORS attached hereto ("Investors").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the provisions of this Agreement, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company,
(a) 8% senior convertible notes in the form attached as EXHIBIT A hereto ("Notes") in the aggregate principal amount of up to $2,500,000 ("Maximum"), and
(b) warrants in the form attached as EXHIBIT B hereto equal to (x) 1/7 (one-seventh) of the principal amount of the Notes purchased hereby, multiplied by (y) 1.25 ("Warrants"), each to purchase one share (collectively, the "Warrant Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"); and

      WHEREAS, the Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

      NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

      1. Purchase and Sale of Notes and Warrants. Subject to the terms and conditions of this Agreement, the Investors hereby agree to purchase from the Company, and the Company hereby agrees to issue and sell to the Investors, the principal amount of Notes and the number of Warrants set forth opposite each Investor's name on the Schedule of Investors, for an aggregate purchase price per Investor equal to the principal amount of the Notes purchased by such Investor and set forth opposite such Investor's name on the Schedule of Investors (the "Securities Purchase").

      2. Closing. The Securities Purchase shall be consummated concurrently with the execution of this Agreement ("Closing") at the offices of Graubard Miller, The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174 at 10:00 a.m., on January 28, 2005. Thereafter, in the event the Maximum has not been sold at the Closing, the Company shall have the right until February 28, 2005 to sell and hold closings ("Subsequent Closings") on the unsold portion of the Maximum to additional investors ("Subsequent Investors"), without prior notice to the Investors. Each Subsequent Investor shall participate in the Securities Purchase on the same terms as the Investors and shall become a signatory to this Agreement and the other agreements executed by the Investors as contemplated hereby, and the Schedule of Investors shall be amended to include such Subsequent Investors as Investors.

      3. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investors, qualified only by the information set forth in the Schedule of Related Information and Exceptions attached hereto as EXHIBIT C:

            3.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified and is in good standing in each jurisdiction in which the failure so to qualify would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, properties, rights, prospects and results of operations of the Company taken as a whole ("Material Adverse Effect").

            3.2 Subsidiaries. The Company does not presently own an interest in any corporation, association, or other business entity, other than as set forth in the Schedule of Related Information and Exceptions. The Company is not a party to any joint venture, partnership, or similar arrangement, other than as set forth in the Schedule of Related Information and Exceptions.

            3.3 Capitalization. The number of authorized, issued and outstanding shares of capital stock of the Company is set forth in the Schedule of Related Information and Exceptions and, except as disclosed therein, no securities of the Company are entitled to preemptive or similar rights. Except as disclosed in the Schedule of Related Information and Exceptions, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever to which the Company is a party relating to, or securities, except as a result of the purchase and sale of the Securities, or rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Reports or the 2004 Registration Statement (each as defined below), no person or group of related persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock.

            3.4 Registration Rights. Except as set forth in the Schedule of Related Information and Exceptions, no holder of any of the Company's securities has any "piggyback" or demand registration rights with respect to which the Company has not already registered such securities and no party has any right to have any securities owned by such party included on the Registration Statement which the Company covenants to file with the SEC to register the securities sold hereunder ("2005 Registration Statement").

            3.5 No Right to Receive or Purchase. None of the issuance of the Notes and Warrants sold hereunder, the issuance of the shares of Common Stock issuable upon conversion of such Notes (the "Conversion Shares"), the issuance of shares of Common Stock in payment of certain interest under the Notes
("Interest Shares") nor the issuance of the Warrant Shares (such Notes, Warrants, Conversion Shares, Interest Shares and Warrant Shares collectively referred to herein as the "Securities") will give any holder of any of the Company's outstanding shares of Common Stock, options, warrants or other convertible securities or rights to purchase securities of the Company (a) the right to receive or purchase any additional shares of Common Stock or any other securities of the Company, or (b) the right to an anti-dilution adjustment to any outstanding securities of the Company.

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            3.6  Authorization.  Except as  disclosed in the Schedule of Related
Information and Exceptions, all corporate action on the part of the Company, its officers, directors, and shareholders necessary for the (a) authorization, execution, and delivery of (i) this Agreement, (ii) the Notes, (iii) the Warrants, (iv) the Warrant Agreement in the form attached as EXHIBIT D hereto ("Warrant Agreement") and (v) the Security Agreement attached as EXHIBIT E hereto ("Security Agreement" and collectively with this Agreement, the Notes, the Warrants and the Warrant Agreement, the "Transaction Documents"), (b) the performance of all obligations of the Company hereunder and thereunder and (c) the authorization, issuance (or reservation for issuance), and delivery of the Securities, has been taken and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other
laws  of  general  application   affecting   enforcement  of  creditors'  rights
generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) to the
extent  the  indemnification  and  contribution   provisions  contained  in  the
Transaction Documents may be limited by applicable federal or state laws.

            3.7 Valid Issuance of Notes, Warrants and Common Stock.

                  (a) The Notes and the Warrants being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration provided for herein, will be duly and validly issued, and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Conversion Shares and Interest Shares and the Warrants Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Notes and the Warrants (and upon payment of the exercise price as required by the Warrants), respectively, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of the Notes and the Warrants hereunder.

                  (b) All outstanding shares of Common Stock of the Company are duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

            3.8 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) a Form D in accordance with Regulation D promulgated under the Securities Act, and applicable Blue Sky filings, (b) such filings as may be necessary to perfect the security interest granted to the Investors under the Security Agreement, (c) such filings with the NASD as may be required with respect to the listing of the Warrants on the OTC Bulletin Board as contemplated by this Agreement, (d) as disclosed on the Schedule of Related Information and Exceptions, and (e) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

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            3.9  Litigation.  Except as set  forth in the  Schedule  of  Related
Information and Exceptions, there is no action, suit, proceeding, claim or investigation pending or, to the knowledge of the Company, currently threatened against the Company which questions the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or cause any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any
information  or  techniques  allegedly   proprietary  to  any  of  their  former
employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ,
injunction,   judgment,   or  decree  of  any  court  or  government  agency  or
instrumentality.

            3.10 Patents and  Trademarks.  The Company has sufficient  title and ownership of, or has otherwise acquired rights with respect to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, inventions, proprietary rights, and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. Except as set forth in the Schedule of Related Information and Exceptions, the Company has not received any communications alleging that the Company has violated or, by conducting its business would violate any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets, or other proprietary rights of any other person or entity. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement,  or  subject  to any  judgment,  decree,  or  order  of any  court or administrative agency, that would interfere with the use of such employee's, officer's, or consultant's commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company's business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated. The Company owns, licenses or possesses the requisite licenses or rights to use all trademarks, service marks, service names, trade names, patents, patent applications, and copyrights used and to be used by the Company in its business (collectively, "Intangibles"). The Company has in place all confidentiality agreements with its employees, consultants and third parties as are reasonably necessary to protect the Company's Intangibles. The Company owns the Intangibles free and clear of all liens, security interests or other encumbrances.

            3.11 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Amended and Restated Certificate of Incorporation or Bylaws or, to its knowledge, of any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal, state, or local statute, rule, or regulation applicable to the Company, except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            3.12 Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            3.13 Material Contracts. All material contracts, agreements, instruments, indentures, mortgages, loans, leases, licenses, arrangements or undertakings of any nature of the Company that are required to be filed with the SEC (collectively, "Contracts") are included in the exhibit index set forth in the Company's Registration Statement filed with and declared effective by the SEC, No. 333-116020 ("2004 Registration Statement"), the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 (the "10-Q") and the Current Reports on Form 8-K as filed on December 16, 2004 and November 26, 2004, as any and all may have been updated with subsequent filings by the Company with the SEC. The Company is not a party to any other material Contracts that are required to be filed with the SEC. Except in instances which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, each of the Contracts is in full force and effect, the Company has performed in all material respects all of its obligations thereunder and is not in default thereunder, and no party to a Contract has made a claim to the effect that the Company has failed to perform any obligations thereunder. To the knowledge of the Company, there is no plan, intention, or indication of any contracting party to a Contract to cause termination, cancellation or modification of such Contract or to reduce or otherwise change its activity thereunder so as to adversely affect in any material respect the benefits derived or expected to be derived therefrom by the Company, except where such termination, cancellation or modification of such Contract or reduction or other change would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The Company does not know of the occurrence of any event or the existence of any state of facts that with notice or the passage of time or both could cause it to be in default under any Contract that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            3.14 Employment Matters. The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto, except where noncompliance, singly or in the aggregate, would not have a Material Adverse Effect. To the Company's knowledge, there are no pending investigations involving the Company by any government, Department of Labor or any other governmental agency responsible  for the  enforcement  of employment  laws and  regulations.  To the
Company's knowledge, there is no unfair labor practice charge or complaint against the Company pending before a Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the best of the Company's knowledge, threatened against or involving the Company or any predecessor entity and none has ever occurred. No questions concerning representation exist respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. To the Company's knowledge, no grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company, if any. The Company is not liable for any severance pay or other payments to any employee or former employee that remains unsatisfied arising from the termination of employment, other than payments that would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The Company neither maintains, sponsors nor contributes to, nor is it required to contribute to, any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute to, and has at no time maintained or contributed to, a defined benefit plan, as defined in Section 3(35) of ERISA. If the Company does maintain or contribute to a defined benefit plan, any termination of the plan on the date hereof would not give rise to liability under Title IV of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended ("Code"), that could subject the Company to any tax penalty for prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan that is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multi-employer plan."

            3.15 Governmental Proceedings. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal, domestic or foreign, naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, its properties or business is bound or subject.

            3.16 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, except for those by which the lack thereof would not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect. The Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

            3.17 Compliance with Laws. The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except the Federal Communications Commission, applicable state communications regulatory bodies and those governing commercial enterprises generally. The Company has not received any notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and the Company knows of no facts or set of circumstances which would give rise to such a notice.

            3.18 Title to Property and Assets. With respect to the property and assets it owns, except as set forth in the Schedule of Related Information and Exceptions, the Company owns such property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

            3.19 Tax Returns, Payments, and Elections. The Company has timely filed all tax returns and reports as required by law, and all such returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, if any. The provision for taxes of the Company as shown in the financial statements included in the 10-Q is adequate for taxes due or accrued as of the date thereof.

            3.20 Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and the Company has insurance against other hazards, risks, and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

            3.21 SEC Reports; Financial Statements. The 2004 Registration Statement was declared effective under the Securities Act by the SEC on October 13, 2004. The Company has filed all reports required to be filed by it under the Exchange Act since such date, including pursuant to Section 13(a) or 15(d) thereof (the foregoing reports being collectively referred to herein as the "SEC Reports" and, collectively with the Schedule of Related Information and Exceptions to this Agreement and the documents filed as exhibits to the Registration Statement, the "Disclosure Materials") on a timely basis. As of their respective dates, the 2004 Registration Statement and the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the 2004 Registration Statement nor the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the 2004 Registration Statement and the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as disclosed in the Disclosure Materials or the 2004 Registration Statement, since September 30, 2004 (a) there has been no event, occurrence or development that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than liabilities incurred in the ordinary course of business consistent with past practice, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock or stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock. Additionally, the Company has complied in all material respects with the laws, rules and regulation under the Sarbanes-Oxley Act of 2002 that are applicable to it.

            3.22 No Conflict of Interest. Except as otherwise disclosed in the Disclosure Materials or the 2004 Registration Statement, the Company is not indebted in excess of $5,000, directly or indirectly, to any of its employees, officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees, officers and directors, nor is the Company contemplating such indebtedness as of the date of this Agreement. Except as otherwise disclosed in the Disclosure Materials or the 2004 Registration Statement, to the Company's knowledge, none of said employees, officers or directors, or any member of their immediate families, is directly or indirectly indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship or any firm or corporation which competes with the Company, nor is the Company contemplating such indebtedness as of the date of this Agreement, except that employees, officers, directors and/or shareholders of the Company may own stock in publicly traded companies (not in excess of 1% of the outstanding capital stock thereof) which may compete with the Company. Except as otherwise disclosed in the Disclosure Materials or the 2004 Registration Statement, to the Company's knowledge, no employee, shareholder, officer or director, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company, nor does any such person own, directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses or contemplates using in the conduct of its business. The Company is not a guarantor or indemnitor of any indebtedness of any other person.

            3.23 No General Solicitation; Placement Agent. The Company acknowledges that it has engaged HCFP/Brenner Securities, LLC ("HCFP") as placement agent in connection with the Securities Purchase. Neither the Company nor, based on the representations of HCFP to the Company, any of its agents has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Securities Purchase.

            3.24 Ranking of Notes. As of the date hereof, no indebtedness of the Company ranks senior to or pari passu with the Notes (other than trade payables incurred in the ordinary course of the Company's business and Permitted Indebtedness, as defined in the Notes) and the Company currently has no obligation or agreements to incur any such indebtedness.

            3.25 Disclosure. No event, liability, development or circumstance has occurred or exists or is reasonably expected to occur with respect to the Company that would be required to be disclosed by the Company under applicable securities laws which has not been publicly announced as of the date hereof. The Company confirms that neither it nor, based on the representations of HCFP to the Company, any other person acting on its behalf, has provided any of the Investors or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Investors will rely on the foregoing representations of the Company in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby furnished by, or, based on the representations of HCFP to the Company, on behalf of, the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            3.26 Blue Sky. The Company has caused or will cause to be timely filed with each applicable jurisdiction corresponding to the residence of each Investor (as same has been provided by such Investors) all appropriate documentation required for the registration of the Securities Purchase under applicable state law or required to secure an exemption from such registration requirements.

      4. Representations and Warranties of the Investors. The Investors and any Subsequent Investors are referred to collectively in this Section 4 as "Investors," except where a distinction is made. Each of the Investors, severally and not jointly, hereby represents and warrants to the Company as of the date hereof (in the case of each Subsequent Investor, as of the date of the Subsequent Closing applicable to such Subsequent Investor) that:

            4.1 Authorization. The Transaction Documents to which such Investor is a signatory constitute valid and legally binding obligations of the Investor, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

            4.2 Purchase Entirely for Own Account. The Securities will be acquired for investment for the Investor's own account and not with a view to the resale or distribution of any part thereof. The Investor represents that it has full power and authority to enter into this Agreement.

            4.3 Disclosure of Information. The Investor acknowledges that all of the Disclosure Materials were made fully available to it and it has reviewed and understands them. The Investor acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Notes and the Warrants. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Securities Purchase. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investor to rely thereon.

            4.4 Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the SEC, as presently in effect, and, unless the Investor or HCFP has notified the Company otherwise in writing, has a net worth in excess of $10 million.

            4.5 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. 4.6 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following (or substantially similar) legends:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SECURITIES PURCHASE AGREEMENT, DATED JANUARY 28, 2005, BETWEEN THE HOLDER OF THESE SECURITIES AND THE COMPANY, A COPY OF WHICH IS ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY AND WHICH MAY CONTAIN CERTAIN RESTRICTIONS AND RIGHTS WITH RESPECT TO THESE SECURITIES."

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SECURITY AGREEMENT, DATED JANUARY 28, 2005, BETWEEN THE HOLDER OF THESE SECURITIES AND THE COMPANY, A COPY OF WHICH IS ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY AND WHICH MAY CONTAIN CERTAIN RESTRICTIONS AND RIGHTS WITH RESPECT TO THESE SECURITIES."

            4.7 Investor  Relationship  with HCFP.  Either (i) prior to April 1,
2004, the Investor (or the individual executing this Agreement on behalf of the Investor, in his or her individual capacity) had a pre-existing client-investment banking relationship with HCFP and had participated in private placements of securities of publicly traded companies for which HCFP served as placement agent or (ii) (a) prior to the Securities Purchase, the Investor had no relationship with HCFP and had not seen or been given a copy of the 2004 Registration Statement and (b) had no knowledge of the Company prior to the completion of the company's initial public offering. The investor has had extensive prior experience investing in restricted securities.

            4.8 Solicitation of Investor. HCFP did not solicit the Investor to purchase the Notes and Warrants (or any other securities proposed to be offered under Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder) until on or after January 1, 2005. To the Investor's knowledge, the Investor has not been solicited as part of a general solicitation and is not aware of any other violation of Regulation D in connection with the Securities Purchase.

            4.9 Release of Funds. The Investor hereby acknowledges and agrees that the purchase price for the Notes and Warrants being purchased by it hereunder has been previously (or prior to the Closing will be) wired by the Investor to Graubard Miller, counsel for HCFP, and that, upon Graubard Miller's receipt of executed copies of this Agreement, the deliverables set forth in
Section 6 and a joint disbursement instruction from the Company and HCFP covering such purchase price funds ("Disbursement Letter"), Graubard Miller will wire transfer such purchase price funds in accordance with the Disbursement
Letter, provided, however, that if no Disbursement Letter is received by Graubard Miller on or prior to February 28, 2005 with respect to such Investor's funds, such funds shall be returned without interest to the Investor.

            4.10 Investor's Indemnification of the Company. Investor hereby indemnifies and holds the Company and its officers, directors and agents free from any liability they may incur (including the costs of defending any legal action brought against any of the foregoing parties) as a result of any breach by the Investor of the representations of the Investor set forth in this Section 4.

      5. Certain Covenants And Obligations.

            5.1 Registration of Warrants under the Exchange Act. Promptly after the Closing, the Company will take all necessary action at its expense to cause the registration of the Warrants under the Exchange Act.

            5.2 Registration Rights.

                  (a) On or around May 1, 2005, but, without the consent of HCFP, not prior to May 1, 2005, the Company shall file the 2005 Registration Statement under the Securities Act with the SEC and shall make appropriate filings in such states as HCFP shall reasonably specify, (i) registering for resale by the Investors (with Investors meaning for the purposes of this Section 5 all Investors and any Subsequent Investors): (1) the Conversion Shares, (2) the Interest Shares, (3) the Warrants, and (4) the Warrant Shares, in the case of each of (1) through (4), which are held by the Investors and were acquired by them directly from the Company ("Resale Securities"); and (b) registering the issuance by the Company, to purchasers of Warrants in the open market, of the Warrant Shares ("Original Issuance Shares") issuable upon the exercise of such Warrants (the Original Issuance Shares and the Resale Securities are hereinafter collectively referred to as the "Registrable Securities"). The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible but no later than July 15, 2005. If the Registration Statement has not been (x) filed on or prior to May 5, 2005 or (y) declared effective by the SEC on or prior to July 15, 2005, the Company shall pay to each Investor an amount equal to 1% of the total purchase price paid by such Investor in the Securities Purchase (as set forth next to such Investor's name on the Schedule of Investors) on each monthly anniversary thereafter (pro rated for partial months) until the aforementioned registration, effectiveness or clearance conditions, as the case may be, have been fulfilled or the securities are otherwise saleable under the Securities Act, without resale limitations.

                  (b) If at any time the Company files a registration statement (excluding registration statements on Forms S-4 and S-8), the holders of Resale Securities ("Holders") have the right to include in such registration statement their Resale Securities, if such securities are not then included on a current and effective registration statement; provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering (the "Underwriter"), the inclusion of such securities, when added to the securities being registered by the Company or the selling stockholder(s) in such offering, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the number of securities to be sold by all stockholders in such public offering (if any) shall be apportioned pro rata among all such selling stockholders, including all Holders electing to have their Resale Securities included in such registration statement, according to the total amount of securities of the Company proposed to be sold by said selling stockholders, including such Holders.

                  (c) In the event the Company proposes to file a registration statement pursuant to subsection (b), the Company will promptly give written notice of such proposed registration to the Holders. Such Holders will then have the right, by giving written notice to the Company within ten days after the Company provides its notice, to elect to have included in such registration such of their Resale Securities as such Holders may request in such notice of election.

                  (d) The Company will keep any registration statement which registers the Registrable Securities pursuant hereto effective and current until the later of (i) the earlier of the date by which all the Resale Securities have been sold by the Investors and the date that the Resale Securities may be sold by the Investors pursuant to Rule 144 without any volume restrictions, and (ii) the date all of the Warrants originally included in the registered Resale Securities have been exercised, redeemed or otherwise expired, subject to the Black-Out Periods described in Section 5.2(e).

                  (e) The Company will notify each Holder as expeditiously as possible following the effectiveness of any Registration Statement filed pursuant to this section, and/or of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus. If the Prospectus is amended to comply with the requirements of the Securities Act, the Holders, if requested by the Company, will immediately cease making offers of the Registrable Securities and the Company will promptly provide the Holders with revised Prospectuses to enable the Holders to resume making offers of the Registrable Securities. The Company will promptly notify the Holders, if after delivery of a Prospectus to the Holders, that, in the judgment of the Company, it is advisable to suspend use of the Prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company. Upon receipt of such notice, each such Holder will immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Holder has received copies of a supplemented or amended Prospectus or until such Holder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus (such period of discontinuance referred to herein as a "Black-Out Period"). Notwithstanding anything to the contrary herein, the Company will not exercise its rights under this subsection to suspend sales of Registrable Securities for a Black-Out Period in excess of 90 days in any 365-day period.

                  (f) If and whenever the Company is required by the provisions of this Agreement to affect the registration of any Registrable Securities under the Securities Act, the Company will:

                  (i) As expeditiously as possible furnish to each Holder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder; and

                  (ii) As expeditiously as possible, notify each Holder, promptly after it receives notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed.

                  (g) In any registration statement in which Registrable Securities are included, the Company will bear all expenses and pay all fees incurred in connection therewith, excluding underwriting discounts and commissions payable with respect to the Registrable Securities and the fees and expenses of counsel and/or other experts retained by the holders of Registrable Securities (except those set forth below), but including the expenses of preparing the Registration Statement, filing it with the SEC and NASD and having it declared effective (or cleared) by such agencies, providing a reasonable number of copies of the prospectus contained therein to the Holders, and the fees of Graubard Miller, as special counsel for the Holders, in the amount of $15,000, which legal fees shall be paid to Graubard Miller at the Closing.

                  (h) The following indemnification provisions shall apply:

                  (i) The Company shall indemnify each Holder of Registrable Securities to be resold pursuant to any registration statement hereunder and any underwriter or person deemed to be an underwriter under the Securities Act and each person, if any, who controls such Holder or underwriters or persons deemed to be underwriters within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which such Holder may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising (A) from information furnished (or omitted to be furnished) by or on behalf of the Holder, in writing, for specific inclusion in such registration statement or (B) because the Holder failed to suspend use of such registration statement and discontinue any sales of Registrable Securities during a Black-Out Period or failed to timely deliver a final Prospectus to the purchasers of such Holder's Registrable Securities. Each Holder of Registrable Securities to be resold pursuant to such registration statement, and its successors and assigns, shall indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which the Company may become subject under the Securities Act, the Exchange Act or otherwise, arising (A) from information furnished (or omitted to be furnished) by or on behalf of such Holder, in writing, for specific inclusion in such registration statement or (B) because the Holder failed to suspend use of such registration statement and discontinue any sales of Registrable Securities during a Black-Out Period or failed to timely deliver a final Prospectus to the purchasers of such Holder's Registrable Securities.

                  (ii) If any action is brought against a party hereto, ("Indemnified Party") in respect of which indemnity may be sought against the other party ("Indemnifying Party"), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Indemnified Party. Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the employment of such counsel shall have been authorized in writing by Indemnifying Party in connection with the defense of such action, or (2) Indemnifying Party shall not have employed counsel to defend such action, or (3) such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of not more than one additional firm of attorneys designated in writing by the Indemnified Party shall be borne by Indemnifying Party. Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

                  (iii) If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (1) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or
(2) if (but only if) the allocation provided in clause (1) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (1) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by the Holder exceed the proceeds received by the Holder as a result of the exercise by him of the Warrants and the sale or resale by him of the Registrable Securities.

                  (iv) The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

                  (i) The registration rights granted to the Investors in this Section shall inure to the benefit of the Investors' successors and heirs and permitted assignees of the Notes, the Warrants or the underlying shares of Common Stock, as the case may be.

            5.3 Listing of Warrants on OTC. Promptly following the effectiveness of the Registration Statement, the Company shall use its best efforts to have the Warrants listed on the OTC Bulletin Board and thereafter become concurrently listed and/or quoted on any other trading market or exchange on which any of its public equity securities become quoted or listed in the future. The date on which the Warrants are first listed on the OTC Bulletin Board is referred to herein as the "OTCBB Listing Date."

            5.4 Exchange of Warrant Certificates. At any time after the OTCBB Listing Date, a holder of Warrants issued hereunder shall have the right to submit the documents or certificates evidencing same ("Old Warrant Certificates") to the Company's transfer agent and receive in exchange therefore certificates in form and type customarily acceptable for open market trading and brokerage ("Tradeable Certificates"). The Tradeable Certificates will evidence the same number of Warrants. The Company will take all necessary action at its expense to set up the appropriate exchange mechanism and procedures with its transfer agent to effect the foregoing.

            5.5 Use of Proceeds. The Company will use the proceeds from the sale of the Securities for general working capital purposes and general corporate purposes. Each Investor and Subsequent Investor acknowledges that the Company will be required to secure significant additional financing in the near future in order to sustain operations as currently contemplated. Such financings could be in the form of accounts receivable financing, institutional loans or the issuance of equity or debt securities. There can be no assurance that any such financing will be available as and when needed or on terms commercially viable for the Company.

            5.6 Reporting Status. Until the date on which the Investors shall have sold all the Conversion Shares, Interest Shares and Warrant Shares held by them and none of the Notes or Warrants are outstanding, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

            5.7 Restriction on Redemption and Cash Dividends. So long as any Notes are outstanding, the Company shall not, directly or indirectly, redeem (other than pursuant to the terms of any employee benefit plan that does not relate to an officer or director or an Affiliate of an officer or director which has been approved by the board of directors of the Company), or declare or pay any cash dividend or distribution on, the Common Stock without the prior express written consent of the holders of Notes representing not less than a majority of the aggregate principal amount of the then outstanding Notes. Nothing herein shall prohibit the Company from redeeming the Warrants or its currently existing class of publicly traded warrants.

            5.8 Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, after the Closing, the number of shares of Common Stock issuable as Conversion Shares, Interest Shares and Warrant Shares.

            5.9 Appointment of Investor Agent.

                  (a) Edward S. Gutman ("Investor Agent") is hereby appointed by each Investor as the agent for all of the Investors hereunder, and each Investor hereby authorizes the Investor Agent (and its officers, directors, employees and agents) to take any and all such actions on behalf of the Investors as is reasonably necessary to protect their individual and collective rights under the terms of this Agreement, the Notes, the Security Agreement and the Stock Pledge Agreement (described in Section 6.8) and as otherwise may be directed by the holders of at least the outstanding principal amount of the Notes (such holders, the "Majority Lenders"). Without limiting the generality of the foregoing, each Investor agrees that (i) upon the occurrence and during the continuance of an Event of Default, only the Majority Lenders may determine to instruct the Investor Agent to accelerate the maturity of the outstanding principal amount of the Notes, all unpaid interest accrued thereon and all fees, costs and expenses payable in connection therewith, (ii) upon receipt of the instructions described in clause (i) hereof, the Investor Agent shall promptly declare in writing the acceleration of such maturity, (iii) any and all remedies exercisable under the Security Agreement may be exercisable by the Investor Agent, (iv) any and all remedies exercisable under the Stock Pledge Agreement may be exercisable by the Investor Agent, and (v) any Event of Default may be waived in writing by the Majority Lenders, and any notice or similar declaration of acceleration may be rescinded in writing by the Majority Lenders, and each such waiver or rescission shall be binding upon the Investor Agent and all of the Investors.

                  (b) The Investor Agent shall not have, by reason hereof or any of the other Transaction Documents or the Stock Pledge Agreement, a fiduciary relationship in respect of any Investor. Neither the Investor Agent nor any of its officers, directors, employees and agents shall have any liability to any Investor for any action taken or omitted to be taken in connection hereof except to the extent caused by its own gross negligence or willful misconduct, and each Investor agrees to defend, protect, indemnify and hold harmless the Investor Agent and all of its officers, directors, employees and agents (collectively, the "Agent Indemnitees") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Agent Indemnitee of the duties and obligations of Investor Agent pursuant hereto. All reasonable costs and expenses of the Investor Agent incurred in enforcing and protecting the rights of the Investors hereunder shall be borne by all the Investors, pro ratably with their respective principal amounts of Notes outstanding at the time such costs and expenses are incurred.

            5.10 Special Conversion Rights. Prior to September 30, 2005, each Investor shall have the right, but not the obligation, to convert all or a portion of the outstanding principal amount of its Notes, plus all or a portion of the accrued and unpaid interest due with respect to that portion of the principal amount being so converted, to purchase securities issued by the Company in its next financing conducted after the final closing of the Securities Purchase ("Next Financing") on the most favorable terms afforded any person in such Next Financing. In this regard, the Company shall provide each Investor with written notice of the Next Financing ("Offering Notice") immediately upon commencement of the Next Financing and each such Investor shall have five (5) days from the date of receipt of the Offering Notice to decide whether it will participate in the Next Financing, such acceptance to be conveyed in writing delivered to the Company prior to the close of business on the fifth day after receipt of the Offering Notice in accordance with Section 2(b) of the Notes.

            5.11 Right of Placement Agent to Rely on Representations. HCFP shall be entitled to rely upon the representations and warranties made by the Company and the Investors in this Agreement.

            5.12 HCFP Fees and Expenses. The Investor acknowledges that HCFP is acting as placement agent in connection with the Securities Purchase and will receive customary compensation and reimbursement of expenses in connection therewith. In addition, if any of the Investors participates in the Company's Next Financing, HCFP will be entitled to receive, upon the closing of the Next Financing, customary compensation with respect to the gross proceeds received by the Company from Investors in the Next Financing.

            5.13 Further Assurances. The Company will take such actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the other Transaction Documents.

      6. Company Deliveries at Closing. In addition to the payment of fees and expenses of HCFP and its counsel and the completion of the other deliveries contemplated by the Placement Agent Agreement, and the payment of the fees to Graubard Miller in accordance with Section 5.2(g) of this Agreement, the Company shall deliver or cause the delivery of each of the following to the Investors at the Closing:

            6.1 Opinion of Outside General Counsel. An opinion, dated as of the date of the Closing, from Blank Rome, the Company's outside general counsel, in the form attached hereto as EXHIBIT F.

            6.2 Opinion of FCC Counsel. An opinion, dated as of the date of the Closing, from Kelly Drye, the Company's FCC counsel, in the form attached hereto as EXHIBIT G.

            6.3 Good Standing Certificate. A certificate, dated as of a date within a reasonably current date prior to the Closing, issued by the proper authority in Delaware to the effect that it is legally existing and in good standing.

            6.4 Secretary's Certificate. A certificate, dated as of the date of the Closing, executed by the Secretary of the Company certifying the resolutions adopted by the Company's board of directors relating to the transactions contemplated by this Agreement.

            6.5 Delivery of Notes and Warrants. The Notes and the Warrants as specified in Section 1 in the names and amounts set forth on the Schedule of Investors, duly executed by the Company.

            6.6 Warrant Agreement. The Warrant Agreement in the form attached hereto as EXHIBIT D, duly executed by the Company and Continental Stock Transfer & Trust Company.

            6.7 Security Agreement. The Security Agreement in the form attached hereto as EXHIBIT E, duly executed by the Company.

            6.8 Stock Pledge Agreement. The Stock Pledge Agreement by and among Louis S. Slaughter, Doug Lockie and the Investor Agent (the "Stock Pledge Agreement") in the form attached hereto as EXHIBIT H, duly executed by Messrs. Slaughter and Lockie.

      7. Deliveries by the Investors at the Closing. Each Investor shall deliver or cause the delivery of each of the following to the Company at the Closing:

            7.1 Securities Purchase Agreement. Its signature to this Agreement.

            7.2 Purchase Price. The wire transfer by Graubard Miller in accordance with the instructions attached hereto as the "Wiring Instructions," of immediately available funds in payment of the applicable purchase price allocable to the Notes and Warrants being purchased by it hereunder.

            7.3 Warrant Agreement. The Warrant Agreement in the form attached hereto as EXHIBIT D, duly executed by HCFP.

            7.4 Security Agreement. The Security Agreement in the form attached hereto as EXHIBIT E, duly executed by the Investor Agent.

            7.5 Stock Pledge Agreement. The Stock Pledge Agreement in the form attached as EXHIBIT H, duly executed by the Investor Agent.

            7.6 Note. Its signature to the Notes being purchased by it hereunder.

      8. Subsequent Closings.

            8.1 A Subsequent Closing shall only occur if the Company is then in compliance with the Transaction Documents and the 2005 Registration Statement has not been filed with the SEC.

            8.2 In the event the Company conducts Subsequent Closings, at each Subsequent Closing:

                  (a) The Company shall pay the fees and expenses payable to HCFP and make such other deliveries as required under the Placement Agent Agreement and shall deliver, or cause to be delivered to the Subsequent
Investors:

                  (i) An opinion, dated as of the date of the Subsequent Closing, from Blank Rome, the Company's outside general counsel, in the form attached hereto as EXHIBIT F.

                  (ii) An opinion, dated as of the date of the Subsequent Closing, from Kelly Drye, the Company's FCC counsel, in the form attached hereto as EXHIBIT G.

                  (iii) A certificate, dated as of the date of the Closing, executed by both the Chairman of the Board the Secretary of the Company certifying (i) the resolutions adopted by the Company's board of directors relating to the transactions contemplated by this Agreement and (ii) that the representations and warranties of the Company set forth in this Agreement are true and accurate as of the Subsequent Closing with the same effect as though expressly made at the Subsequent Closing.

                  (iv) The Notes and the Warrants being purchased by the Subsequent Investors, duly executed by the Company.

                  (b) Each Subsequent Investor shall deliver, or cause to be delivered to the Company:

                  (i) Securities Purchase Agreement. Its signature to this Agreement

                  (ii) Purchase Price. The wire transfer by Graubard Miller of immediately available funds in accordance with the Disbursement Letter applicable to such funds in payment of the purchase price allocable to the Notes and Warrants being purchased by such Subsequent Investor hereunder.

                  (iii) Note. Its signature to the Notes being purchased by it hereunder.

      9. Indemnification. The Company agrees to indemnify and hold harmless Investors and any of Investors' general partners, employees, officers, directors, members, agents and other representatives (collectively, the "General Indemnitees"), against any investigations, proceedings, claims or actions and for any expenses, damages, liabilities or losses (joint or several) arising out of such investigations, proceedings, claims or actions, to which the General Indemnitees may become subject, whether under the act or any rules or regulations promulgated thereunder, the Exchange Act or any rules or regulations promulgated thereunder, or any state law or regulation, or common law, arising out of, related to or in any way attributable to the General Indemnitee's investment in the Company, including, but not limited to, investigations, proceedings, claims or actions and any expenses, losses, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any material breach of any representation, warranty, agreement, obligation or covenant of the Company contained herein. The Company also agrees to reimburse the General Indemnitees for any legal or other expenses reasonably incurred in connection with investigating or defending any such investigations, proceedings, claims or actions, as such expenses or other costs are incurred.

      10. Miscellaneous.

            10.1 Survival of Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement. The Investors are entitled to rely, and the parties hereby acknowledge that the Investors have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by Investors. The Company is entitled to rely, and the parties hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Investors contained herein, irrespective of any independent investigation made by the Company.

            10.2 Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Investors shall be permitted to assign its rights under this Agreement and the Transaction Documents to any affiliate of such Investor.

            10.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The Company (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

            10.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            10.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            10.6 Notices. Unless otherwise provided, any notice, authorization, request or demand required or permitted to be given under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or two days after it is sent by an overnight delivery service, or when sent by facsimile with machine confirmation of delivery addressed as follows:

                  If to the Investors to:

                  The address set forth opposite their name on the Schedule of Investors attached hereto.

                  If to Company:

                  GigaBeam Corporation
                  470 Springpark Place, Suite 900
                  Herndon, Virginia 20170
                  Fax: (571) 283-6203
                  Attn: Louis S. Slaughter

                  In either case, with copies to:

                  and

                  Blank Rome LLP
                  405 Lexington Avenue, 23rd Floor
                  New York, New York 10174
                  Fax: (212) 885-5001
                  Attention: Elise M. Adams, Esq.
                  (email: eadams@blankrome.com)

                  and

                  Graubard Miller
                  405 Lexington Avenue, 19th Floor
                  New York, New York 10174
                  Fax: (212) 818-8881
                  Attention: David Alan Miller, Esq.
                  (e-mail: dmiller@graubard.com)

      Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

            10.7 Certain Fees and Reimbursements. Each party represents that it neither is nor will be obligated for any finders' or brokers' fee or commission in connection with this transaction; provided, however, that the Company is obligated to pay certain compensation and provide certain reimbursement upon consummation of the transactions contemplated hereby to HCFP.

            10.8 Transaction Expenses; Enforcement of Transaction Documents. The Company and each Investor shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

            10.9  Amendments  and  Waivers.  Any term of this  Agreement  may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor or Investors holding Notes evidencing, in the aggregate, an amount equal to not less than 50.1% of the aggregate principal amount of all Notes then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

            10.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            10.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                   [Balance of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first above written.

                                   GIGABEAM CORPORATION

                                   By: /s/ Louis S. Slaughter
                                       ------------------------------------
                                   Name: Louis S. Slaughter
                                   Title: Chairman of the Board and
                                   Chief Executive Officer

                                   INVESTORS:

                                   /s/ Edward S. Gutman
                                   ----------------------------------------

                                   GUTMAN FAMILY FOUNDATION

                                   By: /s/ Edward S. Gutman
                                       ------------------------------------
                                       Edward S. Gutman, President

                                   SILVERMAN PARTNERS CLASS D

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------------------

                                   SILVERMAN PARTNERS LP

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------------------

                                   RG SECURITIES LLC

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------------------

                                   BARACUDA MOTORS INC.

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------------------

                                   CAPE MAY INVESTORS, INC.

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------------------

                                   HRG TRUST COMPANY

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------------------

                                   /s/ Melvin Paikoff
                                   ----------------------------------------

                                   /s/ Joseph Catalano
                                   ----------------------------------------

                                   /s/ Stewart Richer
                                   ----------------------------------------

                                   /s/ Jeffrey D. Roseman
                                   ----------------------------------------

                                   /s/ Gary Herwitz
                                   ----------------------------------------

                                   /s/ Penny Collins
                                   ----------------------------------------


                                   STIG & BRITT-MARIE WENNESTROM WTROS

                                       /s/ Stig Wennestrom
                                       ------------------------------------

                                       /s/ Britt-Marie Wennestrom
                                       ------------------------------------

                              SCHEDULE OF INVESTORS

                                     CONVERSION         WARRANT
INVESTOR                               SHARES            SHARES                     ADDRESS
--------                               ------            ------                     -------
Edward S. Gutman                        25,000           35,714             888 Seventh Avenue, Suite
                                                                            1703, New York, NY 10106-0001

HRG Trust Company                       18,750           26,786             888 Seventh Avenue, Suite
                                                                            1703, New York, NY 10106-0001

The Gutman Family Foundation            25,000           35,714             888 Seventh Avenue, Suite
                                                                            1703, New York, NY 10106-0001

Silverman Partners Class D              62,500           89,286             791 Park Avenue, Apt. 5B, New
                                                                            York, NY 10021-3551

Silverman Partners LP                   62,500           89,286             791 Park Avenue, Apt. 5B, New
                                                                            York, NY 10021-3551

Joseph Catalano                         12,500           17,857             203 Carnation Drive,
                                                                            Farmingdale, NY 11735

Melvin Paikoff                           6,250            8,929             45 Executive Drive, Plainview,
                                                                            NY 11803

Baracuda Motors Inc.                     5,000            7,143             c/o James Scibelli, 900
                                                                            Merchants Concourse, Suite
                                                                            400, Westbury, NY 11589

RG Securities LLC                       20,000           28,571             c/o James Scibelli, 900
                                                                            Merchants Concourse, Suite
                                                                            400, Westbury, NY 11590

Stewart Richer                           8,750           12,500             2 Horatio Street, New York, NY
                                                                            10014

Stig & Britt-Marie                      12,500           17,857             28 Harbor Point, Key Biscayne,
Wennerstrom WROS                                                            FL 33149-1716

Jeffrey D. Roseman                       6,250            8,929             22 West 15th Street, New York,
                                                                            NY 10011

Professional Traders Fund               12,500           17,857             1400 Old Country Road, Suite
                                                                            206, Westbury, NY 11590

Cape May Investors                      20,000           28,571             The Pavilion, Suite 831, 261
                                                                            Old York Road, Jenkintown, PA
                                                                            19046

Gary Herwitz                             8,750           12,500             15 Richmond Hill, Irvington,
                                                                            NY 10533

Penny Collins                            6,250            8,929             PO Box 745, Alpine, NJ 07620

                                                                       EXHIBIT A


THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OR UNDER STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO THE EXPRESS PROVISIONS OF THIS WARRANT CERTIFICATE, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH PROVISIONS SHALL HAVE BEEN COMPLIED WITH.

                                             Date of Issuance: ___________, 2005

                              GIGABEAM CORPORATION
                    [[Amount]] Common Stock Purchase Warrants
                          (Void after January 28, 2011)

      GigaBeam Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies and agrees that [[Name]] or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after April 1, 2004 (the "Date of Exercisability") and on or before January 28, 2011 at not later than 5:00 p.m. New York time (such date and time, the "Expiration Time"), upon exercise of each Warrant, one (1) duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share (the "Common Stock") at an initial exercise price equal to $7.00 per share, subject to adjustment in certain cases as described herein. The shares purchasable upon exercise of the Warrants represented by this Warrant Certificate, and the purchase price per share, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively. The term "Warrants" as used herein shall include the Warrants represented by this Warrant Certificate and any other warrants delivered in substitution or exchange therefor, as provided herein.

      The Warrants have been issued pursuant to that certain Securities Purchase Agreement of even date herewith by and among the Company and certain investors set forth therein (the "Securities Purchase Agreement") and are entitled to the benefits set forth therein, including certain registration rights with respect to the Warrants and the Warrant Shares.

      1. Exercise.

            1.1 Method of Exercise.

                  1.1.1 The Warrants may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant Certificate, with a Notice of Exercise in the form of Annex A hereto (the "Notice of Exercise") duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company set forth in Section 12 hereof, or at such other office or agency as the Company may designate in writing pursuant to Section 12 hereof (the "Company's Office"), accompanied by payment in full with good, cleared funds, in lawful money of the United States, of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise or by surrendering Warrants pursuant to Section 1.2 below.

                  1.1.2 Each exercise of Warrants shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Exercise shall be dated and directed to the Company (as evidenced by the applicable postmark or other evidence of transmittal) as provided in Section 1.1(a) hereof. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  1.1.3 As soon as practicable after the exercise of the Warrants, in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                        (a) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                        (b) in case such exercise is in part only, a new certificate or certificates (dated the date hereof) of like tenor, representing in the aggregate on the face or faces thereof such number of Warrants as equal (without giving effect to any adjustment therein) the number of Warrants set forth on the face of this Certificate minus the number of Warrants (i) exercised in accordance with this Section 1.1 or (ii) surrender in accordance with Section
1.2 hereof.

            1.2 Exercise by Surrender of Warrants.  In addition to the method of payment set forth in Section 1.1 and in lieu of any cash payment required thereunder, at any time following the Date of Exercisability and prior to the date that the Warrants are first listed on the OTC Bulletin Board ("OTC Listing Date"), the Warrants may be exercised by surrendering this Warrant Certificate in the manner specified in this Section 1, together with irrevocable instructions to the Company to issue in exchange for the Warrants represented by this Warrant Certificate (or portion thereof) the number of shares of Common Stock equal to the product of (x) the number of Warrants being surrendered multiplied by (y) a fraction, the numerator of which is the Market Value (as defined below) of the Common Stock on the last trading day prior to the date of exercise less the Exercise Price and the denominator of which is such Market Value. As used herein, the phrase "Market Value" at any date shall be deemed to be the average of the last reported sale prices for the last ten (10) trading days as officially reported by the principal securities exchange or "over the counter" (including on the pink sheets or bulletin board) exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or sold "over the counter," the average closing sale price as furnished by the NASD through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

      2. Shares to be Fully Paid; Reservation of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant Certificate will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens, duties and charges with respect thereto and, in addition, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants that, from and after the date hereof (the "Date of Issuance") and during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant Certificate. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to affect the exercise of the Warrants, the Company shall take any and all corporate action as is necessary to increase it's authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. The Company will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed.

      3. Fractional Shares. The Company shall not be required upon the exercise of the Warrants to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Market Value for each fractional share of the Company's Common Stock which would be issuable upon exercise of the Warrants.

      4. Requirements for Transfer.

            4.1 Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Registered Holder or Registered Holders. Any Registered Holder of the Warrants or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change, and the Company shall promptly make such change. Until any of the Warrants are transferred on the Warrant Register of the Company, the Company may treat the Registered Holder as shown on the Warrant Register as the absolute owner of such Warrants for all purposes, notwithstanding any notice to the contrary, provided, however, that if and when any such Warrants are properly assigned in blank, the Company may, but shall not be obligated to, treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

            4.2 Warrant Agent. Effective as of the OTC Listing Date, the Company will appoint Continental Stock Transfer & Trust Company or similar entity, as agent ("Warrant Agent") for the purpose of maintaining the Warrant Register referred to in Section 4.1 hereof, issuing the Common Stock issuable upon the exercise of the Warrants, exchanging the Warrants, replacing the Warrants or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent.

            4.3 Transfer. Subject to the provisions of this Section 4, the Warrants and all rights hereunder are transferable, in whole or in part, upon the surrender of this Warrant Certificate with a properly executed Assignment Form in substantially the form attached hereto as Annex B (the "Assignment") at the principal office of the Company.

            4.4 Exchange of Warrants upon a Transfer.

                  4.4.1 On surrender of this Warrant Certificate for exchange, properly endorsed on the Assignment and subject to the provisions of this Warrant Certificate and limitations on assignments and transfers as contained in this Section 4, the Company at its expense shall issue to or on the order of the Registered Holder a new certificate or certificates of like tenor, in the name of the Registered Holder or as the Registered Holder (on payment by the Registered Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                  4.4.2 Any Warrants submitted to the Warrant Agent after the OTC Listing Date for transfer shall be replaced and issued to the directed recipient with a new form of warrant certificate and subject to the terms of the certain warrant agreement between the Company and the Warrant Agent attached hereto as Annex C.

      5. Adjustments of Exercise Price and Number of Securities. The following adjustments apply to the Exercise Price of the Warrants and the number of Warrant Shares purchasable upon exercise of the Warrants.

            5.1 Weighted Average Computation of Adjusted Price. Except as hereinafter provided, in case the Company shall, at any time after the date hereof and prior to the OTC Listing Date, issue or sell any Additional Stock (as defined below) (other than the issuances or sales of Common Stock pursuant to rights to subscribe for such Common Stock distributed to all the shareholders of the Company and Holders of Warrants pursuant to Section 5.7 hereof and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock), for a consideration per share less than the Exercise Price in effect immediately prior to the issuance, or without consideration, the Exercise Price shall (until another adjustment is required to be made pursuant to this Section 5) be reduced to the price (calculated to the nearest full cent) determined by the quotient derived by dividing (i) an amount equal to the sum of (a) the product of (1) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale of Additional Stock, multiplied by (2) the Exercise Price in effect immediately prior to such issuance or sale plus, (b) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale of Additional Stock, by
(ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale of Additional Stock; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 5.3 hereof. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price shall be made if the amount of said adjustment shall be less than five cents per Warrant Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least five cents per Warrant Share.

      "Additional Stock" shall mean Common Stock or options, warrants or other rights to acquire or securities convertible into or exchangeable for shares of Common Stock, including shares held in the Company's treasury, and shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, other than:

                        (a) the issuance or sale of the securities sold pursuant to the Securities Purchase Agreement and the Placement Agent Letter by and between the Company and HCFP Brenner Securities LLC, dated as of January , 2005 (the "Placement Agent Letter");

                        (b) the issuance or sale of shares of Common Stock (i) issuable upon the exercise of Warrants issued pursuant to the Securities Purchase Agreement and the Placement Agent Letter, (ii) conversion of the Notes (as defined in the Securities Purchase Agreement) in accordance with their terms or (iii) as Interest Shares (as defined in the Notes);

                        (c) the issuance of options or other stock-based awards pursuant to the Company's employee stock option plan in effect on the date hereof or subsequently adopted and approved by the Company's stockholders or the issuance by the Company of any shares of Common Stock pursuant to the exercise of any such options or other stock-based awards, or (ii) the issuance by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the date hereof;

                        (d) the issuance of shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (and the shares of Common Stock issuable upon the conversion, exercise or exchange thereof) in connection with any future acquisition, merger or other business combination, purchase of assets or of all or a portion of a business or other strategic relationship entered, by the Company or any of its subsidiaries.

For the purposes of any computation to be made in accordance with this Section 1.1, the following provisions shall be applicable:

                        (e) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                        (f) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                        (g) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                        (h) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (b) above.

                        (i) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of options, rights, and warrants and upon the conversion or exchange of convertible or exchangeable debt or equity securities.

            5.2 Options, Rights, Warrants and Convertible and Exchangeable Securities. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the shareholders of the Company and Holders of Warrants pursuant to Section 5.5 hereof, if the Company shall at any time after the date hereof and prior to the OTC Listing Date, issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, (i) for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities or (ii) without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 5.1 hereof, provided that:

                        (a) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under all the outstanding options, rights or warrants shall be deemed to be issued and outstanding at the time all the outstanding options, rights or warrants were issued, and for a consideration equal to the purchase price per share provided for in the options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for the options, rights or warrants, and if no minimum price is provided in the options, rights or warrants, then the consideration shall be equal to zero; provided, however, that upon the expiration or other termination of the options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (a) (and for the purposes of subsection (e) of Section 5.1 hereof) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

                        (b) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this subsection (b) (and for the purpose of subsection (e) of Section 5.1 hereof) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

                        (c) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection
(a) of this Section 5.2, or in the price per share at which the securities referred to in subsection (b) of this Section 5.2 are convertible or exchangeable, the options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

            5.3 Subdivision and Combination. In case the Company shall at any time split, subdivide, reverse split or combine the outstanding Common Shares, the Exercise Price shall forthwith be proportionately decreased in the case of a split or subdivision or increased in the case of a reverse split or combination.

            5.4 Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Shares, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

            5.5 Dividends and Distributions. In case the Company shall at any time after the date hereof pay a dividend in Common Shares or make a distribution in Common Shares, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of Common Shares outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by the total number of Common Shares outstanding immediately after such issuance or sale. For purposes of any computation to be made in accordance with the provisions of this Section 5.5, the Common Shares issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of shareholders entitled to receive such dividend or distribution.

            5.6 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 1, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Common Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

            5.7 Subscription Rights for Shares of Common Stock or Other Securities. In the case that the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company (other than as set froth in Section 8 hereof), the Holders of the unexercised Warrants shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrants, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

            5.8 Determination of Outstanding Shares. The number of Common Shares at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

      6. Payment of Taxes. The Company will pay all taxes (other than taxes based upon income or other taxes required by law to be paid by the holder) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon exercise of the Warrants, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Warrants so exercised were registered.

      7. No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, sale or transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Certificate but will at all times in good faith carry out all such terms and take all such actions as may be reasonably necessary or appropriate in order to protect the rights herein of the holder of the Warrants against dilution or other impairment.

      8. Liquidating Dividends and Other Distributions. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend") or otherwise distributes to its stockholders any assets, properties, rights, evidence of indebtedness, securities whether issued by the Company or by another, or any other thing of value, then the Company will pay or distribute to the Registered Holder of the Warrants, upon the exercise of the Warrants, in addition to the Warrant Shares purchased upon such exercise, either or both of, as the case may be (i) the Liquidating Dividend that would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined and (ii) the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that the Registered Holder would have been entitled to receive at the time of such distribution as if such Warrants had been exercised immediately prior to such distribution.

      9. Redemption. Provided that the Warrant Shares are registered for resale under an effective Registration Statement filed by the Company with the Securities and Exchange Commission, upon not less than fourteen (14) business days' prior written notice as provided in Section 13 hereof ("Redemption Notice") to the Registered Holder, the Warrants may be redeemed by the Company at any time commencing 30 days after the date of effectiveness of such Registration Statement and prior to expiration of the Warrants, in whole but not in part, at its sole option, at the redemption price of $0.05 per share for every share of Common Stock purchasable upon exercise hereof at the time of such redemption, if the last sale price of a share of Common Stock is at least 180% of the then-effective Exercise Price as adjusted for stock splits, dividends and the like for the 10 consecutive trading days ending within three business days prior to the day on which notice of redemption is given to the Registered Holder. The sending of the Redemption Notice shall not affect the Registered Holder's ability to exercise these Warrants at any time prior to the date of redemption. On and after the date of redemption, the holder shall only have the right to receive $0.05 per share of Common Stock purchasable upon exercise hereof at the time of such redemption.

      10. Notices of Record Date, Etc. In case the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of the Warrants) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of the Warrants a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. The Company will cause such notice to be mailed at least twenty (20) business days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived by the Registered Holder.

      11. No Rights of Stockholders. Subject to other Sections of this Warrant Certificate, the Registered Holder shall not be entitled to vote, to receive dividends or subscription rights, nor shall anything contained herein be construed to confer upon the Registered Holder, as such, any of the rights of a stockholder of the Company, including without limitation any right to vote for the election of directors or upon any matter submitted to stockholders, to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise), to receive notices, or otherwise, until the Warrants shall have been exercised as provided herein.

      12. Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant Certificate, the Company will issue, in lieu thereof, a new warrant certificate of like tenor.

      13. Mailing of Notices, Etc.

                        (a) All notices, requests, consents, and other communications in connection with these Warrants shall be in writing and shall be deemed delivered (i) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one (1) business day after being sent via a reputable overnight courier service guaranteeing next business day delivery in the Holder's country or region, or
(iii) on actual receipt if delivered by telecopier, in each case delivery shall be made to the intended recipient as set forth below: If to the Company:

                  GigaBeam Corporation
                  470 Springpark Place, Suite 900
                  Herndon, Virginia  20170
                  Attention:  Louis S. Slaughter
                  Telecopier No.: (571) 283-6203
                  Attention: Louis S. Slaughter, CEO
                  (e-mail: lou.slaughter@gigabeam.com)

                  With a copy to:

                  Blank Rome LLP
                  405 Lexington Avenue
                  New York, New York 10174
                  Telecopier No.: (212) 885-5544
                  Attention: Elise M. Adams, Esq.
                  (e-mail: eadams@blankrome.com)

                  If to the Registered Holder:

      To the address set forth in the Warrant Register as described in Section 4 hereof.

                        (b) All notices and other communications from the Company to the Registered Holder of the Warrants shall be (x) mailed by first-class certified or registered mail, postage prepaid, and (y) sent by telecopier delivery, to the address and telecopier number furnished to the Company in writing by the last Registered Holder of these Warrants who shall have furnished an address to the Company in writing. In the case of a Redemption Notice pursuant to Section 8, such notice shall be provided by (x) telecopier delivery and (y) courier or hand delivery, and not by first class certified or registered mail as prescribed above. All notices and other communications from the Registered Holder of the Warrants or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company's office set forth above. If the Company should at any time change the location of its principal office to a place other than as set forth below, then it shall give prompt written notice to the Registered Holder of the Warrants and thereafter all references in the Warrants to the location of its principal office at the particular time shall be as so specified in such notice.

      14. Change or Waiver. Any term of this Warrant Certificate may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

      15. Headings. The headings in this Warrant Certificate are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant Certificate.

      16. Severability. If any provision of this Warrant Certificate shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant Certificate.

      17. Governing Law and Submission to Jurisdiction. This Warrant Certificate will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict or choice of laws of any jurisdiction, except to the extent that the Delaware and General Corporation Law is mandatorily applicable. The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant Certificate shall be brought and enforced in the courts of the State of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive.

      18. Certificate. Upon request by the Registered Holder of the Warrants, the Company shall promptly deliver to such holder a certificate executed by its President or Chief Financial Officer setting forth the total number of outstanding shares of capital stock, convertible debt instruments and options, rights, warrants or other agreements relating to the purchase of such capital stock or convertible debt instruments, together with its calculation of the number of shares remaining available for issuance upon exercise of the Warrants, and a certificate of the accuracy of the statements set forth therein.

      19. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant Certificate in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Registered Holder may deem necessary or desirable.

      20.  Successors.   All  the  covenants  and  provisions  of  this  Warrant
Certificate shall be binding upon and inure to the benefit of the Company and the Registered Holder and their respective successors and assigns hereunder.

      21. Benefits of these Warrants. Nothing in this Warrant Certificate shall be construed to give to any person, entity or corporation other than the Company and the Registered Holder of the Warrants any legal or equitable right, remedy or claim under this Warrant Certificate; and the rights under this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Registered Holder of the Warrants.

      IN  WITNESS  WHEREOF,   GIGABEAM   CORPORATION  has  caused  this  Warrant
Certificate to be signed by its duly authorized officers under its corporate seal and to be dated on the day and year first written above.

                                GIGABEAM CORPORATION

                                By:_________________________________
                                Name:  Louis S. Slaughter
                                Title: Chief Executive Officer

                                     ANNEX A

                             NOTICE OF EXERCISE FORM

To:                                                        Dated:

            In accordance with the Warrant Certificate enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock ("Common Stock"), $.001 par value per share, of GigaBeam Corporation ("Company") and encloses herewith $________ in cash, certified or official bank check or checks or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant Certificate) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant Certificate.

                                       or

            In accordance with the Warrant Certificate enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ____________ shares of common stock ("Common Stock"), $.001 par value per share, of GigaBeam Corporation ("Company") by surrender of Warrants to purchase ______ shares of Common Stock (with a "Market Value" of $____).

            The undersigned hereby represents, warrants to, and agrees with, the Company that:

                              (i)  The  undersigned  is  acquiring  the  Warrant
Shares for its own account and not with a view towards the distribution thereof;

                              (ii) The  undersigned  has  received a copy of all
reports and documents required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, within the last 12 months and all reports issued by the Company to its stockholders;

                              (iii)  The  undersigned  understands  that it must
bear the economic risk of the investment in the Warrant Shares, which cannot be sold unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder;

                              (iv) The  undersigned  is aware  that the  Company
shall place stop transfer orders with its transfer agent against the transfer of the Warrant Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

                                             Signature:

                                             Address:

                                     ANNEX B

                                 ASSIGNMENT FORM

            FOR VALUE RECEIVED,  _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant Certificate with respect to the number of shares of Common Stock covered thereby set forth below, unto:

           Name of Assignee           Address            No. of Shares
           ----------------           -------            -------------

                                       Dated:


                                       Signature:

                                       Dated:


                                       Witness:

                                                                       EXHIBIT B


NUMBER                    (SEE REVERSE SIDE FOR LEGEND)                 WARRANTS
------                                                                  --------

        (THIS WARRANT CERTIFICATE WILL BE VOID IF NOT EXERCISED PRIOR TO
                 5:00 P.M. NEW YORK CITY TIME, January   , 2011
                              GIGABEAM CORPORATION

                                                           CUSIP _______________

                                CLASS B WARRANTS

THIS CERTIFIES THAT, for value received

is the registered holder of Class B Warrants expiring January ________, 2011 (the "Warrants") to purchase one fully paid and non-assessable share of Common Stock, par value $.001 per share ("Shares"), of GigaBeam Corporation, a Delaware corporation (the "Company"), for each Warrant evidenced by this Warrant Certificate. The Warrants entitle the holder thereof to purchase from the Company, at any time through the expiration of the Warrants such number of Shares of the Company at the price of $7.00 per share, subject to adjustment, upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, Continental Stock Transfer & Trust Company (such payment to be made by check made payable to the Warrant Agent), but only subject to the conditions set forth herein and in the Warrant Agreement between the Company and Continental Stock Transfer & Trust Company. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time a Warrant is exercised.

      No fraction of a Share will be issued upon any exercise of a Warrant. If the holder of a Warrant would be entitled to receive a fraction of a Share upon any exercise of a Warrant, the Company shall, upon such exercise, round up to the nearest whole number the number of Shares to be issued to such holder.

      Upon any exercise of Warrants for less than the total number of Warrants represented by this Warrant Certificate, there shall be issued to the registered holder hereof or his assignee a new Warrant Certificate covering the number of Warrants that have not been exercised.

      This Warrant Certificate, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

      Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

      The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

      The Warrants do not entitle the registered holder to any of the rights of a stockholder of the Company.

      The Company reserves the right to call the Warrants for redemption, at any time after __________ ___, 2005 [THE DATE THAT IS 30 DAYS AFTER EFFECTIVENESS OF THE REGISTRATION STATEMENT REQUIRED UNDER THE SECURITIES PURCHASE AGREEMENT] and at any time prior to their exercise, with a notice of call in writing to the holders of record of the Warrants, giving 14 business days' prior written notice of such call, if, the last sale price of the Shares has been at least 180% (initially $_____), of the price per Share at which Shares could then be purchased upon exercise of the Warrant for all ten (10)of the consecutive trading days ending within three business days prior to the date on which notice of such call is given. The call price of the Warrants is to be $.05 per Warrant. Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of call shall be canceled on the books of the Company and have no further value except for the $.05 call price.

By: ________________________________    By: ____________________________________
                           Secretary                       Chairman of the Board

                                SUBSCRIPTION FORM

      To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

________________________________________________________________________________
                     (PLEASE TYPE OR PRINT NAME AND ADDRESS)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                 (SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to ____________________________________________________________
                     (PLEASE PRINT OR TYPE NAME AND ADDRESS)

________________________________________________________________________________
and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated: _____________________               _____________________________________
                                           (SIGNATURE)
                                           _____________________________________
                                           (ADDRESS)
                                           _____________________________________

                                           _____________________________________
                                           (TAX IDENTIFICATION NUMBER)

                                   ASSIGNMENT
       To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, _______________________ hereby sell, assign, and transfer unto

________________________________________________________________________________
                     (PLEASE TYPE OR PRINT NAME AND ADDRESS)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                 (SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
________________________________________________________________________________

and be delivered to ____________________________________________________________
                     (PLEASE PRINT OR TYPE NAME AND ADDRESS)

______________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint _________________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: _________________________             _________________________________
                                             (SIGNATURE)

The signature to the assignment of the Subscription Form must correspond to the name written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a commercial bank or trust company or a member firm of the American Stock Exchange, New York Stock Exchange, Pacific Stock Exchange or Chicago Stock Exchange.

                                                                       EXHIBIT C

                         SCHEDULE OF RELATED INFORMATION
                                 AND EXCEPTIONS

                                 TO THAT CERTAIN

                          SECURITIES PURCHASE AGREEMENT

                             DATED JANUARY 28, 2005

                             -----------------------
                                     [DATE]

General Terms of Schedules:

1. Unless the context otherwise requires, any terms used herein but not defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement dated as of January 28, 2005 (the "AGREEMENT") by and between GigaBeam Corporation, a Delaware corporation ("GIGABEAM") and the Investors listed on the Schedule of Investors attached to the Agreement (the "INVESTORS").

2. No disclosure of any matter contained herein shall create an implication that such matter meets any standard of materiality. Matters reflected in the following Schedules are not necessarily limited to matters required by the Agreement to be reflected in the Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature, nor shall the inclusion of any item be construed as implying that any such item is "material" for any purpose.

3. The disclosure of any information in any Schedule attached hereto shall be deemed to be disclosure in all Schedules attached hereto, and shall qualify and amplify each representation or warranty given under the Agreement by GigaBeam to the same extent as if specific reference were made to such Schedule in the warranty or representation.

4. Headings and introductory language have been inserted in the sections of the Schedules for convenience of reference only and shall to no extent have the effect of amending or changing the express description of the Sections as set forth in the Agreement.

                                  SCHEDULE 3.1

                 Organization, Good Standing, and Qualification

GigaBeam is qualified to do business in Virginia.

                                  SCHEDULE 3.2

                                  Subsidiaries

GigaBeam Service Corporation, a Delaware corporation, is wholly-owned by GigaBeam.

GigaBeam holds a warrant to purchase 40,458 shares of the common stock of Sophia Wireless, Inc. at a price of $2.20 per share.

                                  SCHEDULE 3.3

                                 Capitalization

Common Stock

There are 40,000,000 shares of Common Stock authorized and 4,603,440 shares of Common Stock issued and outstanding.

Preferred Stock

There are 10,000,00 shares of Preferred Stock authorized and no shares of Preferred Stock have been issued.

Options and Warrants

The aggregate number of shares of Common Stock that may be issued under GigaBeam's 2004 Stock Option Plan is 500,000. GigaBeam has granted options to purchase 403,100 shares of Common Stock under the 2004 Stock Option Plan with an exercise price of either $5.00 or $5.05 per share. An additional option grant for 5,000 shares of Common Stock is subject to Board of Director approval.

GigaBeam has granted non-plan options to purchase an aggregate of 95,010 shares of Common Stock with an exercise price of $1.00 per share.

GigaBeam  has issued the  following  warrants  to purchase  Common  Stock of the
Company: (i) warrants to purchase 35,750 shares of Common Stock to Sophia Wireless, Inc. at $1.00 per share; (ii) 1,428,400 warrants issued in GigaBeam's initial public offering with an exercise price of $5.05 per share; and (iii) a Representative Purchase Option issued to HCFP to purchase 130,000 shares of Common Stock at $5.555 per share and 130,000 warrants at $.055 per warrant.

Other Contracts

Elite Financial Communications Services Group, LLC ("Elite Financial") holds a warrant to purchase up to 20,000 shares of Common Stock with 5,000 shares vested December 31, 2004 with an exercise price of $8.75 per share, 5,000 shares to vest on April 1, 2005 with an exercise price of $10.50 per share, 5,000 shares to vest on July 1, 2005 with an exercise price $12.25 per share and 5,000 shares to vest on October 1, 2005 with an exercise price of $14.00 per share.

                                  SCHEDULE 3.4

                               Registration Rights

GigaBeam granted certain demand registration and "piggy-back" registration rights pursuant to the Representative's Purchase Option dated as of October 20, 2004, by and between GigaBeam and HCFP.

Pursuant to a Service Agreement dated December 31, 2004, by and between GigaBeam and Elite Financial, GigaBeam granted a warrant to Elite Financial to purchase up to 20,000 shares of Common Stock with "piggy-back" registration rights after June 30, 2005.

Registration rights were granted to the holders of GigaBeam's outstanding class of publicly traded warrants pursuant to the warrant agreement relating thereto.

                                  SCHEDULE 3.6

                                  Authorization

Board of Director and stockholder approval to amend GigaBeam's Certificate of Incorporation to increase its authorized Common Stock (as well as the filing of such amendment) will be required if a number of shares of Common Stock in excess of the authorized and unissued shares must be issued (i) as a result of the anti-dilution provision of the Warrants (as defined in the Warrant Agreement) and/or (ii) to pay interest in the form of Interest Shares (as defined in the Notes).

                                  SCHEDULE 3.8

                         Filings, Consents and Approvals

Consents and Filings

See Schedule 3.6.

GigaBeam is required to file a registration statement on Form 8-A with the SEC with respect to the registration of the Public Warrants (as defined in the Warrant Agreement) under the Exchange Act.

GigaBeam is required to file an application for a CUSIP number with the CUSIP Bureau for the Public Warrants.

The Radio Station Authorization for MM-Millimeter Wave 70/80/90 GHz Service under call sign WQBS629 held by GigaBeam Service Corporation.

The Radio Station Authorization for MM-Millimeter Wave 70/90/90 GHz Service under call sign WQAK751 held by GigaBeam.

                                  SCHEDULE 3.9

                                   Litigation

See Schedule 3.10.

                                  SCHEDULE 3.10

                             Patents and Trademarks

Letters dated March 2, 2004 and June 18, 2004 from the law firm of Blakely Sokoloff Taylor & Zapman to Louis Slaughter asking that GigaBeam cease and desist of the use of the name and mark GIGABEAM because such use allegedly infringes on the trademark and service mark TERABEAM or derivatives thereof.

                                  SCHEDULE 3.18

                          Title to Property and Assets

GigaBeam has granted Agilent Financial Services, Inc. a security interest in the following equipment in connection with the financing of such equipment:

                        Secured Asset                              Amount
                        -------------                              ------
         Spectrum Analyzer and related equipment                 $117,816.00
         Vector Network Analyzer and related                     $340,485.00
         equipment

GigaBeam expects to grant security interests in the following equipment in the next 12 months:

                Lender                          Secured Asset                          Amount
                ------                          -------------                          ------
         Anritsu Company              Vector Network Analyzer and related             $238,130.00
                                      equipment

         Anritsu Company              Synthesizer and related equipment               $ 74,700.00

         Anritsu Company              Vector Network Analyzer                         $294,550.00


         Various other lenders        Next Phase Equipment: Power meters,             $232,000.00
                                      diodes, auto cads, Oven, computers,
                                      pattern generator, Lab and lab
                                      accessories

NOTES:

1. As shown above, GigaBeam expects to acquire two Anritsu Vector Network Analyzers (VNA's) and a Synthesizer along with related equipment. The terms of the financing from Anristsu Company provide for 33% downpayments along with 12 equal monthly payments on the balances owed.

2. Upon receipt of the second Anritsu Vector Network Analyzer (item amount of $294,550.00), GigaBeam intends to assign the lease on the first Anritsu Vector Network Analyzer (item amount $238,130.00) (within thirty days of receipt of the second VNA) to its contract manufacturer CTT Incorporated for the amount of the outstanding lease on GigaBeam's balance sheet plus receive reimbursement from CTT Incorporated the amount of the downpayment plus any lease payments made by GigaBeam to Anritsu Company for this first VNA. GigaBeam will have approval from Anristsu Company that the lease may be assigned prior to receipt of the second VNA.

                                                                       EXHIBIT D

                                WARRANT AGREEMENT

      Agreement made as of January 28, 2005 effective as of the OTC Listing Date (as hereinafter defined) between GigaBeam Corporation, a Delaware corporation, with offices at 470 Springpark Place, Suite 900, Herndon, Virginia 20170 ("Company"), and Continental Stock Transfer & Trust Company, a New York corporation, with offices at 17 Battery Place, New York, New York 10004 ("Warrant Agent").

      WHEREAS, the Company is engaged in a private placement ("Offering") of up to $2.5 million principal amount of its 8% senior convertible promissory notes ("Notes") and common stock purchase warrants ("Warrants") and has determined to cause such Warrants to become (i) registered under Section 12(g) of the Exchange Act of 1934 and (ii) listed on the OTC Bulletin Board;

      WHEREAS, HCFP Brenner Securities LLC ("HCFP") is serving as placement agent in connection with the Offering for which it will receive, among other things, a number of Warrants equal to 10% of the Warrants issued and sold to investors in the Offering;

      WHEREAS, the Company desires that after the date on which the Warrants are listed on the OTC Bulletin Board ("OTC Listing Date"), certain terms thereof automatically change, and that upon any transfer of Warrants effectuated through the Warrant Agent, certificates in customary, market tradeable form be issued and governed by the terms of this Agreement;

      WHEREAS, the Company intends to register the (a) resale by the initial purchasers (including HCFP for purposes of this Agreement) thereof of the Warrants and the shares of common stock issuable to such initial purchasers upon exercise of the Warrants and (b) the issuance by the Company of shares of common stock upon exercise of the Warrants by any purchasers of such Warrants in the open market;

      WHEREAS, each such Warrant evidences the right of the holder thereof to purchase one share of common stock of the Company ("Common Stock") at an exercise price of $7.00 per share, subject to adjustment as described herein;

      WHEREAS, any Warrants purchased in the open market on and after the OTC Listing Date shall be referred to herein as the "Public Warrants" and, collectively, with the Warrants, the "Warrants;"

      WHEREAS, the Company desires that the Warrant Agent act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the registration, transfer, exchange, redemption and exercise of the Warrants;

      WHEREAS, the Company desires to provide for the form and provisions of the Public Warrants, the terms upon which they shall be issued and exercised, and the respective rights and obligation of the Company, the Warrant Agent, and the holders of the Warrants; and

      WHEREAS, all acts and things have been done and performed which are necessary to make the Public Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

      NOW,   THEREFORE,   in  consideration  of  the  mutual  agreements  herein
contained, the parties hereto agree as follows:

      1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent, effective as of the OTC Listing Date, to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

      2. Warrants.

            2.1 Forms of Warrant. The Warrants outstanding prior to the OTC Listing Date will have been issued in the form attached hereto as EXHIBIT A. Each Public Warrant shall be issued in registered form only, shall be in substantially the form attached hereto as EXHIBIT B, the provisions of which are incorporated herein and shall be signed by, or bear the facsimile signature of, the Chairman of the Board or President and Treasurer, Secretary or Assistant Secretary of the Company and shall bear a facsimile of the Company's seal. In the event the person whose facsimile signature has been placed upon any Public Warrant shall have ceased to serve in the capacity in which such person signed the Public Warrant before such Public Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

            2.2 Effect of Countersignature. Unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Public Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

            2.3 Registration.

                  2.3.1 Warrant Register. The Warrant Agent shall maintain books ("Warrant Register"), for the registration of transfer of the Warrants. Upon any transfer of the Warrants, the Warrant Agent shall issue the new Warrants in the form of Public Warrants only and shall register the new Public Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

                  2.3.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant shall be registered upon the Warrant Register ("registered holder"), as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

      3. Terms and Exercise of Warrants

            3.1 Warrant Price. Each Warrant shall entitle the registered holder thereof, subject to the provisions of such Warrant and of this Warrant Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $7.00 per whole share, subject to the adjustments provided in Section 4 hereof, in the last sentences of this Section
3.1 and in Section 5.1 hereof. The term "Warrant Price" as used in this Warrant Agreement refers to the price per share at which Common Stock may be purchased pursuant to the exercise of a Warrant at the time such Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date.

            3.2 Duration of Warrants. A Warrant may be exercised from the date hereof through the period ("Exercise Period") commencing on the date hereof and terminating on the earlier of (i) January 28, 2011 and (ii) the date fixed for redemption of the Warrants as provided in Section 6 of this Agreement ("Expiration Date"). Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date.

            3.3 Exercise of Warrants.

                  3.3.1 Payment. Subject to the provisions of the Warrant and this Warrant Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by surrendering it, at the office of the Warrant Agent, or at the office of its successor as Warrant Agent, in the Borough of Manhattan, City and State of New York, with the subscription form, as set forth in the Warrant, duly executed, and by paying in full, in lawful money of the United States, in cash, good certified check or good bank draft payable to the order of the Company (or as otherwise agreed to by the Company), the Warrant Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Common Stock, and the issuance of the Common Stock.

                  3.3.2 Issuance of Certificates. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price, the Company shall issue to the registered holder of such Warrant a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, registered in such name or names as may be directed by such holder, and if such Warrant shall not have been exercised in full, a new countersigned Public Warrant for the number of shares as to which such Warrant shall not have been exercised. Notwithstanding the foregoing, the Company shall not be obligated to deliver any securities pursuant to the exercise of a Warrant unless a registration statement under the Act with respect to the Common Stock is effective. Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise would be unlawful.

                  3.3.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable.

                  3.3.4 Date of Issuance. Each person in whose name any such certificate for shares of Common Stock issued upon the proper exercise of a Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

            3.4 Warrant Solicitation and Warrant Solicitation Fee.

                  3.4.1 The Company has engaged HCFP, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Public Warrants. The Company, at its cost, will (i) assist HCFP with respect to such solicitation, if requested by HCFP, and (ii) direct the Company's transfer agent and the Warrant Agent to deliver to HCFP, lists of the record and, to the extent known, beneficial owners of the Public Warrants. The Company hereby instructs the Warrant Agent to cooperate with HCFP in every respect in connection with HCFP's solicitation activities, including, but not limited to, providing to HCFP, at the Company's cost, a list of record and, to the extent known, beneficial owners of the Public Warrants and circulating a prospectus or offering circular provided by the Company disclosing the compensation arrangements referenced in
Section 3.4.2 below to holders of the Public Warrants at the time of exercise of the Public Warrants. In addition to the conditions set forth in Section 3.4.2, HCFP shall accept payment of the warrant solicitation fee provided in Section
3.4.2 only if it has provided bona fide services to the Company in connection with the exercise of the Public Warrants and only to the extent that an investor who exercises his Public Warrants specifically designates, in writing, that HCFP solicited his exercise. In addition to soliciting, either orally or in writing, the exercise of Public Warrants by a holder, such services may also include disseminating information, either orally or in writing, to holders about the Company or the market for the Company's securities, or assisting in the processing of the exercise of Public Warrants.

                  3.4.2 In each instance in which a Public Warrant is exercised, the Warrant Agent shall promptly give written notice of such exercise to the Company and HCFP ("Warrant Agent's Exercise Notice"). If, upon the exercise of any Public Warrant more than one year from the date hereof, (i) the market price of the Company's Common Stock is greater than the Warrant Price, (ii) disclosure of compensation arrangements between the Company and HCFP with respect to the solicitation of the exercise of the Public Warrants was made at the time of exercise (by delivery of the Prospectus or as otherwise required by applicable law, rule or regulation), (iii) the holder of the Public Warrant confirms in writing that the exercise of the Public Warrant was solicited by HCFP, (iv) the Public Warrant was not held in a discretionary account, and (v) the solicitation of the exercise of the Public Warrant was not in violation of Regulation M (as such rule or any successor rule may be in effect as of such time of exercise) promulgated under the Securities Exchange Act of 1934, as amended, then the Warrant Agent, simultaneously with the distribution of the Common Stock underlying the Public Warrants so exercised in accordance with the instructions from the Company following receipt of the proceeds to the Company received upon exercise of such Public Warrant(s), shall, on behalf of the Company, pay a fee of 5% of the Warrant Price to HCFP, provided that HCFP delivers to the Warrant Agent within ten (10) business days from the date on which HCFP has received the Warrant Agent's Exercise Notice, a certificate that the conditions set forth in the preceding clauses (iii), (iv) and (v) have been satisfied. Notwithstanding the foregoing, no fee will be paid to HCFP with respect to the exercise by HCFP or its affiliates or the Company's officers or directors of Public Warrants purchased by it or them and still held by them for its or their own account. HCFP and the Company may at any time during business hours, examine the records of the Warrant Agent, including its ledger of original Public Warrant certificates returned to the Warrant Agent upon exercise of Public Warrants.

                  3.4.3 The provisions of this Section 3 may not be modified, amended or deleted without the prior written consent of HCFP.

      4. Adjustments.

            4.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 4.5, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Warrant Price shall be correspondingly decreased.

            4.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 4.5, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Warrant Price shall be correspondingly increased.

            4.3 Replacement of Securities Upon Reorganization, etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by the Warrants, had such reorganization, reclassification, consolidation, merger, or sale not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Warrant Agent the obligation to deliver to the holders such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

            4.4 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable on exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2 or 4.3, the Company shall give written notice in the manner set forth above of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance or the adjustment date of the increase in the exercise price. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

            4.5 No Fractional Shares. Notwithstanding any provision contained in this Warrant Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the number of shares of Common Stock to be received shall be rounded up to the nearest whole number.

            4.6 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Public Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the original Warrants. However, the Company may at any time in its sole discretion make any change in the form of Public Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Public Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Public Warrant or otherwise, may be in the form as so changed.

      5. Transfer and Exchange of Warrants.

            5.1 Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new certificate in the Public Warrant form representing an equal aggregate number of Public Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request. Following the OTC Listing Date, any holder of Warrants shall be entitled to submit such Warrants to the Warrant Agent in exchange for certificates evidencing Public Warrants (bearing appropriate legend).
Notwithstanding anything in this Agreement to the contrary, the number of Warrant Shares issuable upon exercise of, and the Warrant Price of, any Public Warrant issued upon exchange of an old Warrant shall be adjusted to give effect to any adjustment made pursuant to Section 5 of the old Warrant.

            5.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more Warrants as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Public Warrants in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Public Warrants must also bear a restrictive legend.

            5.3 Fractional Warrants. The Warrant Agent shall not be required to affect any registration of transfer or exchange which will result in the issuance of a warrant certificate for a fraction of a warrant.

            5.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

            5.5 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Public Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Public Warrants duly executed on behalf of the Company for such purpose.

      6. Redemption.

            6.1 Redemption. Subject to Section 6.4 hereof, not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time commencing 30 days after the date of effectiveness of the Registration Statement and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2. at the price of $.05 per Warrant ("Redemption Price"), provided that the last sales price of the Common Stock has been at least 180% of the then-effective Exercise Price, on each of the ten (10) trading days ending within three business days prior to the date on which notice of redemption is given.

            6.2 Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Warrants, the Company shall fix a date for the redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 14 days prior to the date fixed for redemption to the registered holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

            6.3 Exercise After Notice of Redemption. The Warrants may be exercised in accordance with Section 3 of this Agreement at any time after notice of redemption shall have been given by the Company pursuant to Section
6.2. hereof and prior to the time and date fixed for redemption. On and after the redemption date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

            6.4 Outstanding Warrants Only. The Company understands that the redemption rights provided for by this Section 6 apply only to outstanding Warrants. To the extent a person holds rights to purchase Warrants, such purchase rights shall not be extinguished by redemption. However, once such purchase rights are exercised, the Company may redeem the Warrants issued upon such exercise provided that the criteria for redemption are met.

      7. Other Provisions Relating to Rights of Holders of Warrants.

            7.1 No Rights as Stockholder. A Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

            7.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Public Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Public Warrants shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

            7.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

            7.4 Registration of Common Stock. The Company will use its best efforts to maintain the effectiveness of the registration statement covering the Public Warrants and the Warrant Shares at the OTC Listing Date until the expiration of the Warrants in accordance with the provisions of this Agreement.

      8. Concerning the Warrant Agent and Other Matters.

            8.1 Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

            8.2 Resignation, Consolidation, or Merger of Warrant Agent.

                  8.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty
(60) days' notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company's cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the Borough of Manhattan, City and State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

                  8.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

                  8.2.3 Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

            8.3 Fees and Expenses of Warrant Agent.

                  8.3.1 Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

                  8.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

            8.4 Liability of Warrant Agent.

                  8.4.1 Reliance on Company Statement. Whenever in the performance of its duties under this Warrant Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the President or Chairman of the Board of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

                  8.4.2 Indemnity. The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent's negligence, willful misconduct, or bad faith.

                  8.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will when issued be valid and fully paid and nonassessable.

            8.5 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company's Common Stock through the exercise of Warrants.

      9. Miscellaneous Provisions.

            9.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

            9.2 Notices. Any notice, statement or demand authorized by this Warrant Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                           GigaBeam Corporation
                           470 Springpark - Suite 900
                           Herndon, Virginia  20170
                           Attn:  Chairman

with a copy to:

                           Blank Rome LLP
                           405 Lexington Avenue - 23rd Floor
                           New York, New York 10174
                           Attn:  Elise M. Adams, Esq.

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

                           Continental Stock Transfer & Trust Company
                           17 Battery Place
                           New York, New York 10004
                           Attn:  Compliance Department

with a copy in each case to:

                           Graubard Miller
                           405 Lexington Avenue - 19th Floor New
                           York, New York 10174
                           Attn: David Alan Miller, Esq.
and
                           HCFP/Brenner Securities LLC

                           888 Seventh Avenue, 17th Floor
                           New York, New York 10106
                           Attn: Ira Scott Greenspan

            9.3 Applicable law. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws, except to the extent that the Delaware General Corporation Law is mandatorily applicable. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

            9.4 Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto, the registered holders of the Warrants and, as applicable, HCFP, any right, remedy, or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. HCFP shall be deemed to be a third-party beneficiary of this Agreement with respect to Sections 3.4, 7.4 and 9.2 hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Agreement shall be for the sole and exclusive benefit of the parties hereto (and HCFP with respect to the Sections 3.4, 7.4 and 9.2 hereof) and their successors and assigns and of the registered holders of the Warrants.

            9.5 Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

            9.6 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            9.7 Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant Agreement and shall not affect the interpretation thereof.

                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.


Attest:                                 GIGABEAM CORPORATION

/s/ Brad Shiffman                       By: /s/ Louis Slaughter
                                            ------------------------------------
                                        Name: Louis Slaughter
                                        Title: Chief Executive Officer

Attest:                                 CONTINENTAL STOCK TRANSFER
                                         & TRUST COMPANY

/s/ Brad Shiffman                       By: /s/ Steven Nelson
                                            ------------------------------------
                                        Name: Steven Nelson
                                        Title: Chairman

                                        For Purposes of Section 3.4

                                        HCFP BRENNER SECURITIES LLC

                                        By: /s/ Ira Scott Greenspan
                                            ------------------------------------
                                        Name: Ira Scott Greenspan
                                        Title: Vice Chairman - Corporate Counsel

                                                                       EXHIBIT E

                           GENERAL SECURITY AGREEMENT

      THIS GENERAL SECURITY AGREEMENT (as amended, modified, supplemented and restated from time to time, the "Security Agreement") is made and entered into as of January 28, 2005 by and between GIGABEAM CORPORATION, a Delaware corporation (the "Borrower"), having its principal office at 470 Springpark Place, Herndon, Virginia 20170, in favor of Edward S. Gutman, in his capacity as collateral agent for the ratable benefit of the Noteholders, as hereinafter defined (in such capacity, the "Agent"), having an office at 888 Third Avenue, New York, NY 10106.

      WHEREAS, on the terms and subject to the conditions contained in that certain Securities Purchase Agreement, dated as of January __, 2005 by and among the Borrower and the Noteholders (as amended, modified, supplemented or restated from time to time, the "Securities Purchase Agreement"), the Borrower will issue for purchase by various purchasers (each a "Noteholder" and collectively, the "Noteholders") its 8% Senior Convertible Notes Due 2008 in an aggregate principal amount of up to $2,500,000 (each, a "Note," and collectively, the "Notes"), together with warrants to purchase a specified number of shares of its common stock; and

      WHEREAS, the Notes will be ratably secured by a perfected lien on and first priority security interest in substantially all of the Borrower's personal property, subject to certain exclusions and permitted encumbrances, as hereinafter described; and

      WHEREAS, the initial Noteholders have required, as a condition precedent to their willingness to enter into the Securities Purchase Agreement and to consummate the transactions contemplated to occur thereunder that the Borrower
(i) grant to the Agent, for the ratable benefit of the Noteholders, a security interest in and to the Collateral (as hereinafter defined) and (ii) execute and deliver this Security Agreement in order to secure the payment and performance by the Borrower of the Obligations (as hereinafter defined).

      NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees as follows:

            SECTION 1. CREATION OF SECURITY INTEREST. The Borrower hereby pledges, assigns and grants to the Agent, for the ratable benefit of the Noteholders, a continuing perfected lien on and security interest in all of the Borrower's right, title and interest in and to the personal property described in Section 2(a) hereof (collectively the "Collateral") in order to secure the payment and performance of the Notes (the "Obligations"). The Borrower hereby authorizes the Agent to record, without the Borrower's signature, any and all financing statements deemed necessary or appropriate by the Agent to the perfection of its security interest in the Collateral.

            SECTION 2. COLLATERAL.

                  (a) Personal Property. The Collateral is and consists of all of the kinds and types of property described in subsections (i) through
      (xiv) hereof, whether now owned or hereafter at any time arising, acquired or created by the Borrower and wherever located, and includes all replacements, additions, accessions, substitutions, and repairs, relating thereto or therefrom, but excludes the personal property set forth on Schedule A hereto (the "Excluded Property") and that described in paragraph (b) below, none of which personal property shall constitute "Collateral" or be subject to the Agent's security interest granted in
      Section 1, except as otherwise specifically provided in such paragraph (b) (all of the capitalized terms used in the following subsections, unless otherwise defined herein, shall have the meanings ascribed to such terms under the Uniform Commercial Code as in effect in the State of New York):
      (i) Accounts;  (ii) Payment  Intangibles;  (iii) Letter of Credit  Rights;
      (iv) Documents and Instruments; (v) Goods; (vi) Fixtures; (vii) Inventory;
      (viii) Equipment; (ix) General Intangibles; (x) Investment Property; (xi) Deposit Accounts; (xii) all cash and other monies and property in the possession or under the control of the Agent; (xiii) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; and (xiv) proceeds of all or any of the property described above, including, without limitation, the proceeds of any insurance policies covering any of the above described property.

                  (b) Excluded Collateral. Notwithstanding anything to the contrary contained herein, the term "Collateral" shall not include any personal property consisting of Equipment or Fixtures now owned or hereafter acquired, to the extent that (x) any such Equipment or Fixture is or shall be subject to a capitalized lease or purchase money arrangement and (y) the terms of such arrangement restrict or prohibit the Borrower from granting a security interest in such Equipment or Fixture (collectively, with the Excluded Property, the "Excluded Collateral"), provided, however, that in the event that any such restriction or prohibition is terminated or expires, whether because such arrangement is no longer in effect, or otherwise, then, in such event, automatically and without any further action, the Borrower shall be deemed to have granted a security interest to the Agent for the ratable benefit of the Noteholders in and to the personal property which previously constituted Excluded Collateral, and such personal property shall thereupon constitute Collateral.

            SECTION 3. THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

                  (a) Place of Business. The Borrower's primary place of business is located at 470 Springpark Place, Herndon, Virginia 20170.

                  (b) Location of Collateral. The Collateral is located at the Borrower's primary place of business or at other locations leased or licensed by the Borrower in the ordinary course of its business.

                  (c) Restrictions on Asset Disposition. Unless the Agent shall have given its prior consent thereto in writing (and provided that the requisite number of Noteholders shall have first authorized the Agent to give such consent, as set forth in the Securities Purchase Agreement), the Borrower shall not sell, transfer or otherwise dispose of any Collateral, other than (i) sales or leases of Inventory made in the ordinary course of business, (ii) dispositions of assets deemed by the Borrower obsolete or no longer useful in its business, (iii) replacements of certain assets useful in the Borrower's business with other assets acquired for such purpose, (iv) pursuant to sale, leaseback arrangements, capital lease transactions or similar transactions, (v) the sale or financing of the Borrower's Accounts arising from the sale of goods or rendition of services, (vi) intercompany transfers of assets, and (vii) the license or lease of Equipment made in the ordinary course of business.

                  (d) Due Organization, Etc. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Borrower is duly qualified or licensed to do business as a foreign corporation or other entity in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to be so qualified would not have a material adverse effect on the business, condition (financial or otherwise), operations, properties or performance of the Borrower (a "Material Adverse Effect").

                  (e) Due Authorization and Execution, Etc. The execution, delivery and performance by the Borrower of this Security Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders or any creditors of the Borrower, (ii) contravene (A) the Borrower's charter or by-laws, or (B) to the Borrower's knowledge any material law, rule or regulation, applicable to the Borrower or any material contractual restriction binding on or affecting the Borrower or any of its material properties, (iii) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than pursuant hereto) upon or with respect to any of the Borrower's properties, and (iv) to the Borrower's knowledge result in a breach or violation of any material agreement, instrument or document to which the Borrower is a party or by which it or its property may be bound. To the Borrower's knowledge, the Borrower is not in material default under any such law, rule or regulation, or any such contractual restriction, which default would have a Material Adverse Effect.

                  (f) Government Consents. To the Borrower's knowledge, no authorization, consent, approval or other action by, and no notice to or filing by the Borrower with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Borrower of this Security Agreement.

                  (g) Legal, Valid and Binding Nature. This Security Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

                  (h) Absence of Litigation. There are no actions, suits, investigations, litigation or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the properties of the Borrower before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or that purports to affect any part of the transactions contemplated hereby or by the Documents or the legality, validity or enforceability of this Security Agreement.

                  (i) Absence of Liens. As of the date of this Security Agreement, there are no liens or security interests of any nature whatsoever on any properties or assets of the Borrower, except to the extent described in Section 10 hereof.

      SECTION 4. AFFIRMATIVE COVENANTS OF THE BORROWER.

      The Borrower hereby covenants that so long as this Security Agreement remains in effect, or any amount due hereunder or under the Notes remains outstanding and unpaid, unless otherwise consented to in writing by the Agent (which consent shall not be unreasonably withheld or delayed), the Borrower shall do each of the following:

                  (a) Preserve Corporate Existence. Do all things necessary, in the Borrower's commercially reasonable judgment, to preserve and keep in full force and effect its corporate existence, including, without limitation, all licenses or similar qualifications required by it to engage in its business in each jurisdiction in which it is at the time so engaged, except where the failure to so qualify would not be reasonably likely to have a Material Adverse Effect, and continue to engage in business of the same general type as conducted as of the date hereof, and continue to conduct its business substantially as now conducted or as otherwise permitted hereunder.

                  (b) Payment of Taxes and Charges. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, could reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has maintained adequate reserves with respect thereto in accordance with GAAP.

                  (c) Compliance with Laws. Comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements applicable to it (collectively, "Requirements") of all governmental bodies, departments, commissions, or boards having jurisdiction over the Borrower or any of its properties, except where the failure to so comply could not be reasonably expected to have a Material Adverse Effect; provided, however, that nothing provided herein shall prevent the Borrower from contesting the validity or the application of any Requirements.

                  (d) Retention of Records. Keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of its financial transactions, are made in accordance with GAAP. Such books and records shall be open during normal business hours, on reasonable prior written notice from the Agent, to inspection by the Agent.

                  (e) Notification of Litigation. Notify the Agent in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened in writing against the Borrower which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

                  (f) Physical Maintenance of Property. Maintain at all times, preserve, protect and keep such of its property that the Borrower determines to be used or useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements and improvement thereof as shall be required in the conduct of its business, as determined by the Borrower in its commercially reasonable judgment.

                  (g) Maintenance of Insurance. To the extent determined necessary by the Borrower in its commercially reasonable judgment for the operation of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar businesses and carry such other insurance as is usually carried by similar businesses.

                  (h) No Sales or Licensing Outside of Ordinary Course. Except as otherwise provided under Section 3(c) hereof, retain possession of the Collateral and not remove, sell, exchange, assign, loan, deliver, lease, license, mortgage or otherwise dispose of same outside of the normal course of business without the prior written consent of the Agent.

                  (i) Notification of Other Defaults. Promptly give notice in writing to the Agent of the Borrower's receipt of notice that it is in default under any material instrument or agreement to which it is a party (other than this Security Agreement).

                  (j) Defend Against Claims. The Borrower will use reasonable efforts to defend the Collateral against all claims and demands of persons at any time claiming the same or any interest therein unless the Borrower determines that the claim or demand is not material and that, consequently, such defense would not be consistent with good business judgment. The Borrower will not permit any lien notices with respect to the Collateral or any portion thereof to exist or be on file in any public office except for Permitted Liens.

                  (k) Change in Name, Collateral Location. The Borrower will not
      (i) change its corporate name or jurisdiction of incorporation or (ii) change the location of its chief executive office unless in each case the Borrower shall have given the Agent at least thirty (30) days prior written notice thereof.

                  (l) Additional Financing Statements. Upon the reasonable request of the Agent, the Borrower will execute and deliver or use its reasonable efforts to procure any document, give any notices, authorize the filing of any financing statements, mortgages or other documents, all in form and substance reasonably satisfactory to the Agent, mark any chattel paper, deliver any chattel paper or instruments to the Agent and take any other actions that are necessary or, in the reasonable opinion of the Agent, desirable to perfect or continue the perfection of the Agent's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons, or to effect the purposes of this Security Agreement. The Borrower will pay all reasonable out-of-pocket costs incurred in connection with any of the foregoing.

                  (m) Additional Liens; Transfers. Without the prior written consent of the Agent, the Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge or encumbrance on or other interest in the Collateral, except for Permitted Liens. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Agent shall continue in such
      Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Borrower will hold the proceeds thereof for the benefit of the Agent, and promptly transfer such proceeds to the Agent in kind.

                  (n) Contractual Obligations. The Borrower will not enter into any contractual obligations which restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence and during the continuance of an Event of Default, as hereinafter defined.

                  (o) Agent's Right to Protect Collateral. Upon the occurrence and continuance of an Acceleration Event, the Agent shall have the right at any time to make any payments and do any other acts the Agent may deem reasonably necessary to protect its security interests in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which, in the reasonable judgment of the Agent, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Collateral. The Borrower hereby agrees to reimburse the Agent for all reasonable payments made and reasonable out-of-pocket expenses incurred under this Security Agreement, including reasonable fees, expenses and disbursements of attorneys acting for the Agent, including any of the foregoing payments under, or acts taken to protect its security interests in, the Collateral, which amounts shall be secured under this Security Agreement, and agrees it shall be bound by any payment made or act taken by the Agent hereunder absent the Agent's gross negligence or willful misconduct. The Agent shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

            SECTION 5. NEGATIVE COVENANTS OF THE BORROWER.

      The Borrower hereby covenants that so long as this Security Agreement remains in effect, or any amount due hereunder or under the Notes remains outstanding and unpaid, unless otherwise consented to in writing by the Agent (which consent shall not be unreasonably withheld or delayed), the Borrower shall not do any of the following:

                  (a) Restrictions on Indebtedness. Create, incur, assume or suffer to exist, any indebtedness for borrowed money (institutional or otherwise) except (i) indebtedness in existence on the date hereof, (ii) indebtedness under the Notes, (iii) indebtedness which is subordinate in right of payment to the Notes and (iv) "Permitted Indebtedness", as defined in the Notes.

                  (b) Restrictions on Encumbrances. Create, incur, assume or suffer to exist, any encumbrance upon any of its property (tangible or intangible) or assets, income or profits secured hereunder, whether now owned or hereafter acquired, except for Permitted Liens and liens, the enforcement of which, singly or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

                  (c) Restrictions on Guarantees. Guarantee, assume or otherwise become responsible for (directly or indirectly) the indebtedness for borrowed funds, performance, obligations, of any person, or the agreement by the Borrower or any of its subsidiaries to do any of the foregoing, except (i) any such contingent liability or agreement incurred or in effect on the date hereof, (ii) guarantees made in the ordinary course of business up to an aggregate amount of $100,000, and (iii) endorsements of checks and other negotiable instruments in the ordinary course of business.

                  (d) Restrictions on Dividends. Except for the Borrower's existing obligations with respect to its outstanding classes of preferred stock, declare or pay, directly or indirectly, any dividends or make any distributions, whether in cash, property (other than securities, the distribution of which shall not be restricted hereunder) or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock, except for dividends payable in shares of common stock or preferred stock.

                  (e) Restrictions on Investments. Purchase or acquire any stock, obligations, assets or securities of, or any interest in, or make any capital contribution or loan or advance of money, credit or property to, any other person (excluding, for the purposes hereof, customary advances made to the Borrower's officers, director and employees to cover business expenses and loans or advances made in the ordinary course of its business to subsidiaries or affiliates,), or make any other investments (excluding for the purposes hereof, investments made in connection with strategic alliances that the Borrower's Board of Directors reasonably and in good faith believes will strategically benefit the Borrow and enhance its business or operations), except that the Borrower may purchase or acquire (i) all or a substantial portion of any other business, whether by asset or stock acquisition or merger; (ii) existing subsidiaries or subsidiaries formed for the purposes of facilitating acquisitions or carrying out the ordinary business of the Borrower; (iii) certificates of deposits of any commercial banks registered to do business in any state of the United States having capital and surplus in excess of $50,000,000;
      (iv) readily marketable, direct obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States; and (v) investments in prime commercial paper; provided, however, that in each case mentioned in (iii), (iv) or
      (v) above, such obligations shall mature not more than 180 days from the date of acquisition thereof.

                  (f) Restrictions on Transfer of Claims. Sell, transfer, discount or otherwise dispose of any claim or debt owing to it, including, without limitation, any notes, accounts receivable or other rights to receive payment, except for consideration determined by the Borrower to be reasonable, and in the ordinary course of Borrower's business.

            SECTION 6. EVENTS OF DEFAULT.

                  (a) Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                        (i) (A) the Borrower shall fail to pay when due and payable any scheduled installment of interest on or principal of the Notes (and such failure shall not have been cured within 20 days after written notice thereof by the Agent to the Borrower) or (B) an event of default shall occur and be continuing under indebtedness of the Borrower for borrowed money, the unpaid principal amount of which is more than $100,000 (other than the Notes) and the holders of such indebtedness have declared the outstanding principal and accrued interest thereon to be immediately due and payable; or

                        (ii) if the Borrower shall:

                        (1) admit in writing its inability to pay its debts generally as they become due;

                        (2) file a petition or answer seeking  reorganization or
            arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

                        (3) make an assignment for the benefit of creditors;

                        (4) consent to the appointment of a receiver of the whole or any substantial part of its assets;

                        (5) have a petition in bankruptcy  filed against it, and
            such petition shall not have been dismissed within 120 days after the filing thereof;

                        (6) if a court of competent  jurisdiction shall enter an
            order, judgment, or decree appointing, without the consent of the Borrower, a receiver of the whole or any substantial part of the Borrower's assets, and such order, judgment or decree shall not be vacated or set aside or stayed within 120 days from the date of entry thereof;

                        (7) if,  under the  provisions  of any other law for the
            relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of Borrower's assets and such custody or control shall not be terminated or stayed within 90 days from the date of assumption of such custody or control; or

                        (8) except as otherwise  provided in  paragraph  (a) (i)
            (A) hereof, the Borrower shall default in the performance of any material covenant contained in this Agreement, the Notes or the Securities Purchase Agreement, and such default shall continue without cure for thirty (30) days or more after written notice thereof by the Agent to the Borrower or any material representation or warranty contained in this Agreement, the Securities Purchase Agreement the Notes shall be false or incorrect in any material respect when made.

                  (b) Acceleration. In addition to any other remedies provided by the Notes or below in Section 7, upon the occurrence and during the continuance of an Event of Default, the Noteholders, by the requisite number provided in the Securities Purchase Agreement and/or the Agent on behalf of such Noteholders may, by notice to the Borrower declare the principal of and any accrued interest and all other amounts payable under the Notes to be due and payable, whereupon the same shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. In addition to any other remedies provided by the Notes, upon the occurrence of the Event of Default specified in paragraph (a) (ii) (2) without prejudice to the rights and remedies specified above, the Notes and other obligations of the Borrower pursuant to this Security Agreement shall automatically be immediately due and payable with interest and other fees, if any, thereon without notice, demand or any other act by the Agent or any Noteholder.

            SECTION 7. REMEDIES.

                  (a) Obtaining the Collateral Upon Acceleration. If any Event of Default shall have occurred and be continuing and as a consequence thereof the Noteholders, by the requisite number, shall have accelerated the maturity of the Notes and shall not have rescinded such acceleration (an "Acceleration Event"), then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                        (1) personally,  or by agents or attorneys,  immediately
            retake possession of the Collateral or any part thereof, from the Borrower or any other person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the Borrower's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Borrower;

                        (2) instruct  the obligor or obligors on any  agreement,
            instrument or other obligation (including, without limitation, the Accounts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Agent;

                        (3) withdraw all monies, securities and instruments held
            pursuant  to  any  pledge   arrangement   for   application  to  the
            Obligations;

                        (4) sell, assign or otherwise  liquidate,  or direct the
            Borrower to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                        (5) take possession of the Collateral or any part thereof, by directing the Borrower in writing to deliver the same to the Agent at any place or places designated by the Agent, in which event the Borrower shall at its own expense:

                        (A) forthwith cause the same to be moved to the place or
                  places so designated by the Agent and there delivered to the Agent,

                        (B) store and keep any  Collateral  so  delivered to the
                  Agent at such place or places pending further action by the Agent as provided in subsection (b) below, and

                        (C) while the  Collateral  shall be so stored  and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition.

                  (b) Disposition of the Collateral. Any Collateral repossessed by the Agent under or pursuant to subsection (a) above and any other Collateral (and the proceeds of all such Collateral) whether or not so repossessed by the Agent, shall be applied against the Obligations first, to the costs and expenses incurred by the Agent in connection with any such disposition, second, ratably, to the accrued and unpaid interest thereon, until paid in full, third, ratably, to the unpaid principal balance thereof, until paid in full, and finally, to the Borrower, or as a court of competent jurisdiction may otherwise direct. All Collateral may be sold, assigned, leased or otherwise disposed of in any manner permitted under the Uniform Commercial Code, under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Agent or after any overhaul or repair which the Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 20 days' written notice to the Borrower specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 20 days after the giving of such notice, to the right of the Borrower or any nominee of the Borrower to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 20 days' written notice to the Borrower specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the option of the Agent, be subject to reserve), after publication of notice of such auction not less than 20 days prior thereto in two newspapers in general circulation in the City of New York, as the Agent may determine. To the extent permitted by any such requirement of law, the Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section, but with accountability to the Borrower.

                  (c) Power of Attorney. The Borrower hereby irrevocably authorizes and appoints the Agent, or any person or entity the Agent may designate, as the Borrower's attorney-in-fact, at the Borrower's cost and expense, to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Acceleration Event, which powers, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been paid in satisfied in full:

                        (1)   accelerate   or  extend   the  time  of   payment,
            compromise, issue credits, bring suit or administer and otherwise collect Accounts or proceeds of any Collateral;

                        (2) give  customers  indebted on Accounts  notice of the
            Agent's interest therein, and/or to instruct such customers to make payment directly to the Agent for the Borrower's account;

                        (3) convey any item of Collateral to any purchaser thereof; and

                        (4) give any notices or record any liens.

The Agent's authority under this subsection (c) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign the Borrower's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with any Account and prepare, file and sign the Borrower's name on a proof of claim in bankruptcy or similar document against any customer of the Borrower, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Agent in this Security Agreement. This power of attorney is coupled with an interest and is irrevocable by the Borrower.

            SECTION 8. MISCELLANEOUS PROVISIONS.

                  (a) Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be delivered to the respective addresses of the Borrower and the Agent set forth on the signature page hereof.

                  (b) Headings.  The headings in this Security Agreement are for
      purposes  of   reference   only  and  shall  not  affect  the  meaning  or
      construction of any provision of this Security Agreement.

                  (c) Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Security Agreement in any jurisdiction.

                  (d) Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Security Agreement and any consent to any departure by the Borrower from any provision of this Security Agreement shall be effective only if made or given in writing signed by the Borrower and the Agent.

                  (e) Interpretation of Agreement. Time is of the essence in each provision of this Security Agreement of which time is an element. All terms not defined herein shall have the meaning set forth in the Uniform Commercial Code as in effect in the State of New York. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant in determining the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  (f) Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall
      (i) remain in full force and effect until indefeasible payment in full of the Obligations, (ii) be binding upon the Borrower, and its successors and assigns and (iii) inure to the benefit of the Agent, and its successors.

                  (g) Survival of Provisions. All representations, warranties and covenants of the Borrower contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the full and final indefeasible payment and performance by the Borrower of the Obligations secured hereby.

                  (h) Setoff. The Agent shall have all rights of setoff available at law or in equity.

                  (i) Release; Termination of Agreement. This Security Agreement shall terminate automatically upon full and final indefeasible payment and performance of all the Obligations. At such time, the Agent shall, at the request of the Borrower, promptly reassign and redeliver to the Borrower, and terminate and release its security interest in, all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Agent, except as to the absence of any prior assignments by the Agent of its interest in the Collateral, and shall be at the expense of the Borrower.

                  (j) Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

                  (k) Governing Law, etc. This Security Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of Borrower and the Agent (1) agrees that any legal suit, action or proceeding arising out of or relating to this Security Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and (2) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Borrower waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding. Each of the Borrower and the Agent further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Borrower mailed by certified mail to its address set forth below shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT.

            SECTION 9. RELEASE OR SUBORDINATION OF SECURITY INTEREST. In the event that, after the date of this Security Agreement the Borrower enters into
(i) any capital and/or equipment leases with respect to any Equipment or Fixture or (ii) financing arrangement pursuant to which all or a portion of the Borrower's Accounts are sold or financed, and, in any such case, such arrangement is permitted under the terms of the Securities Purchase Agreement or the Notes, and, in connection therewith, the provider of such capital and/or equipment lease or purchase money arrangement, or other financing arrangement, as the case may be, conditions such arrangement upon the subordination or release by the Agent of its security interest in the applicable Equipment or Fixtures, or in the Accounts and/or Inventory, as the case may be, the Agent agrees that, without any further inquiry on its part, and without obtaining any specific consent or authorization from the Noteholders, or any one of them, it shall promptly deliver to the Borrower any release or subordination of security interests as may be reasonably necessary to effectuate the consummation of such arrangement.

            SECTION 10. PERMITTED LIENS. "Permitted Liens" means (i) liens, security interests, charges and other encumbrances securing taxes or other governmental charges, (ii) deposits or pledges made in connection with workman's compensation, social security obligations, or other similar obligations arising under statute, (iii) liens, security interests, charges and other encumbrances of landlords, licensors, carriers, warehousemen, mechanics and materialmen and other similar liens, security interests, charges and other encumbrances arising in the ordinary course of Borrower's business, (iv) easements, rights of way, zoning restrictions and similar minor liens which individually and in the aggregate do not have a material adverse effect on the Borrower, (v) liens, security interests, charges and other encumbrances securing Permitted Indebtedness (as defined in the Notes), provided, that any Permitted Lien granted in connection with Permitted Indebtedness incurred after the date of this Security Agreement shall attach only to the specific assets that are the subject of the financing pursuant to which such Permitted Indebtedness was incurred and such other assets as are customarily the subject of financings of that type, (vi) liens, security interests, charges and other encumbrances in existence on the date of this Security Agreement and (vii) the security interests in favor of equipment lessors or working capital lenders described in
Section 7 hereof.

                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, each of the Borrower and the Agent has caused this General Security Agreement to be duly executed and delivered as of the day and year first above written.

                                       BORROWER:

                                       GIGABEAM CORPORATION

                                       By: /s/ Louis S. Slaughter
                                           --------------------
                                           Louis S. Slaughter,
                                           Chairman

                                       AGENT:

                                       /s/ Edward S. Gutman
                                       ------------------------
                                       EDWARD S. GUTMAN

                                   SCHEDULE A
                                EXCLUDED PROPERTY

The FCC License held by Gigabeam  Service  Corporation  as licensee  (Call Sign:
W2BS629)  and the FCC License  held by GigaBeam  Corporation  as licensee  (Call
Sign: WQAK751)

                                                                       EXHIBIT F

                                                 February 1, 2005

The Investors set forth on the Schedule of Investors to the Securities Purchase Agreement

      Re:   GigaBeam Corporation

Dear Sirs:

            We have acted as counsel to Gigabeam Corporation, a Delaware corporation (the Company"), in connection with the issuance and sale (the "Financing") of the Company's 8% Senior Convertible Notes ("Notes") and warrants to purchase shares of the Company's common stock, par value $.001 per share ("Warrants"), pursuant to the terms and conditions set forth in the Securities Purchase Agreement dated February 1, 2005 (the "Agreement") by and among the Company and each of the investors which are signatories thereto (the "Investors"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement. This opinion is being delivered pursuant to Section 6.1 of the Agreement.

            As a basis for rendering the opinions contained herein, we have examined the Agreement, the Placement Agent Letter dated February 1, 2005 by and between the Company and HCFP (the "Placement Agent Letter"), the Transaction Documents, the HCFP Options (as defined in the Placement Agent Letter) and the Schedule of Related Information and Exceptions to the Agreement (the "Schedule").

            We have  examined  originals,  or  copies,  certified  or  otherwise identified to our satisfaction, of (i) the Company's Certificate of Incorporation and By-Laws, each as amended to the time of Closing, and minutes of certain meetings of the Board of Directors of the Company; and (ii) such other corporate records of the Company, certificates or telegrams of public officials, certificates of officers of the Company and other documents as we deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as certified copies or otherwise satisfactorily identified and the correctness of all statements of fact contained therein. With respect to such examination, we have also assumed (i) the due organization, valid existence and good standing of each party (other than the Company) to each of the instruments, documents and agreements referred to herein, (ii) the full corporate and other power and authority of each party (other than the Company with respect to the Transaction Documents and the Placement Agent Letter and the HCFP Option) to execute each of the instruments, documents and agreements referred to herein, (iii) the legality, validity, enforceability and binding nature of the respective obligations of each party (other than the Company) to each of the instruments, documents and agreements referred to herein, and (iv) the due authorization, execution and delivery of each of the instruments, documents and agreements referred to herein by each party thereto (other than the Company with respect to the Transaction Documents, the Placement Agent Letter and HCFP Options). We have relied, to the extent we deemed proper, as to factual matters, upon certificates of appropriate state and local officials and executive officers of the Company, and the representations of the Company set forth in the Transaction Documents and the Placement Agent Letter.

            We have been advised by the Company that the Company has received a notice regarding its use of the "GigaBeam" trademark as set forth in the Schedule. We express no opinion as to, and this letter in its entirety is qualified by, the foregoing.

            Our opinions are limited solely to matters governed by the Act, the laws of the State of New York and the Delaware General Corporation Law ("DGCL"). In addition, without limiting the generality of the foregoing, no opinion is rendered herein with respect to (i) state securities and "blue sky" laws, rules and regulations in connection with the Financing, (ii) matters involving trademarks, servicemarks, copyrights, trade secrets, confidential information, processes, formulations, proprietary information or other intellectual property of or relating to the Company, (iii) federal, state and local environmental laws, rules and regulations (including, without limitation, those promulgated by the U.S. Environmental Protection Agency) (the "Environmental Laws"), including without limitation, compliance by the Company with the Environmental Laws or liability of the Company thereunder, (iv) federal, state and local laws, rules and regulations regarding truth in advertising, labeling and trade regulation and (v) federal, state and local laws, regarding communications products and services, including those arising under the Communications Act of 1934, as amended by the Telecommunications Act of 1996.

            Please be advised that with respect to statements made in the following opinion that are modified by phrases such as "to our knowledge, "known to us, "we know of" or similar language, such phrases are intended to indicate that during the course of our representation of the Company in connection with the transactions contemplated by the Agreement, no information has come to the attention of the attorneys of this firm who have worked on the transactions contemplated by the Agreement to give such attorneys knowledge of factual conditions or circumstances that are contrary to the statements set forth therein and that we have relied upon a certificate of officers of the Company as to such factual conditions and circumstances, which certificate was given to us in response to our reasonable inquiry, but that we have not undertaken any independent investigation to determine the existence or absence of such factual circumstances or conditions. Without limiting the generality of the foregoing, we have not performed any litigation, lien, judgment, tax, UCC or similar searches with respect to the Company.

            With respect to paragraph 6 below, we express no opinion as to (i) limitations resulting from applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or transfer and other laws or equitable principles (whether applied in a proceeding at law or in equity) relating to or affecting any rights, powers, preferences, remedies or interests of creditors generally; (ii) the availability of equitable remedies, including, without limitation, specific performance or injunctive relief; (iii) Federal and state laws or public policies relating to the enforceability of the indemnification, contribution and hold harmless provisions contained in the Transaction Documents; (iv) the acceleration of any obligations or other exercise of rights or remedies upon the occurrence of a technical or non-material breach or violation or notwithstanding any course of conduct, action or dealing on any Investor's part; (v) liability limitations with respect to third parties or liquidated damages; (vi) provisions imposing penalties, forfeitures, legal costs or late payment charges upon delinquency in payment or the occurrence of a default; (vii) provisions relating to payment of costs of indemnity, court costs, attorneys' fees and expenses which may be chargeable or recoverable in any judicial proceedings in excess of those which are actually incurred and would be reasonable; and (viii) provisions which may be limited by rules or principles of equity or public policy affecting enforcement including (without limitation) those pertaining to good faith, fair dealing, diligence, reasonableness, unconscionability, impossibility of performance or other cure, surety rights or defenses, waiver, laches, estoppel or judicial deference.

            As you are aware, (i) the number of shares of Common Stock issuable as payment of interest on the Notes, if the holders of the Notes elect to receive payment in the form of Interest Shares, is currently indeterminable because the Interest Payment Price is subject to determination based on the market price of the Common Stock on the Interest Payment Dates and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants may be subject to adjustment to a number of shares that is indeterminable as a result of potential adjustments to the exercise price of, and number of shares of Common Stock issuable upon exercise of, the Warrants pursuant to Section 5 of the Warrants. Accordingly, the Company may, in the future be required to (i) issue a number of shares of Common Stock in connection with the Financing in excess of its then authorized but unissued Common Stock and, any such issuance would require board of director and stockholder approval to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock (a "Charter Amendment") and (ii) file a Charter Amendment with the Secretary of State of the State of Delaware. The Company has not obtained Board of Director or stockholder approval for a Charter Amendment. Our opinion herein is qualified in its entirety, and subject to the foregoing.

            No inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company with respect to matters other than the transactions contemplated by the Transaction Documents and Placement Agent Letter or the rendering of the opinion set forth below.

            Based upon and subject to the foregoing, we are of the opinion that:

            1. The Company is validly existing as a corporation in good standing under the laws of the state of Delaware. Based solely on our review of certificates of public officials, the Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in the State of Virginia. To our knowledge, the Company has no subsidiaries other than as set forth in the Schedule.

            2. The outstanding securities of the Company have been duly authorized and validly issued. The outstanding shares of Common Stock are fully paid and nonassessable. The outstanding options and warrants to purchase Common Stock constitute the valid and binding obligations of the Company, enforceable in accordance with their terms. None of the outstanding shares of Common Stock or options or warrants to purchase shares of Common Stock has been issued in violation of the DGCL or the Company's Certificate of Incorporation or By-Laws, each as amended, or, to our knowledge, any contractual preemptive rights granted by the Company. None of the holders of the outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. To our knowledge, there are no outstanding securities of the Company convertible or exchangeable into, or evidencing the right to purchase or subscribe for, any shares of capital stock of the Company, except as set forth in the Schedule. There are no restrictions upon the voting or transfer of any shares of the Company's capital stock pursuant to the Company's Certificate of Incorporation or Bylaws, each as amended, or any agreement or other instrument to which the Company is a party and which known to us.

            3. The issuance and sale of the Notes, Warrants, Conversion Shares, Warrant Shares, HCFP Options, the HCFP Warrants (as defined in the Placement Agreement Letter) and the shares of Common Stock issuable upon exercise of the HCFP Options and HCFP Warrants (collectively, the "Securities") have been duly authorized and, when issued and duly delivered against payment therefore as contemplated by the Agreement, the Note, Warrants, Warrant Agreement, HCFP Options or HCFP Warrants, as the case may be, will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of the Securities will be subject to preemptive rights of any stockholder of the Company pursuant to the Company's Certificate of Incorporation or By-Laws, each as amended, or, to our knowledge, any contractual preemptive rights under any agreement to which the Company is a party. The Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of, and payment of interest on, the Notes, and exercise of the Warrants, HCFP Options and HCFP Warrants. To our knowledge, the Company has not incurred any contingent liability under blue sky laws or state securities laws for issuances of securities, other than any contingent liabilities which could not reasonably be expected to have a Material Adverse Effect.

            4. To our knowledge, other than as set forth in the Schedule, there are no material legal or governmental proceedings pending or threatened in writing against the Company or involving its properties or assets.

            5. The Transaction Documents, the Placement Agent Letter and the HCFP Options have been duly authorized by the Company and when executed and delivered, will constitute the valid and binding agreements of the Company, enforceable in accordance with their terms.

            6. The execution, delivery and performance of the Transaction Documents, the Placement Agent Letter and the HCFP Options by the Company, the incurrence of the obligations contained therein and the issuance of the Securities do not, and will not, with or without the giving of notice or the lapse of time, or both, (a) result in a violation of the Certificate of Incorporation or By-Laws, each as amended, of the Company, (b) constitute a breach of any material terms or provisions of, or constitute a material default under, or result in the modification or termination of, or result in the creation or imposition of any material lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, note, or other material contract, commitment or agreement or instrument known to us to which the Company is a party or by which the Company or any of the Company's properties or assets are bound or affected; or
(c) to our knowledge, violate any existing applicable material law, rule or regulation, that would reasonably be expected to have jurisdiction over the Company or any of the Company's properties or businesses, or any material judgment, order or decree known to us of any governmental agency or court, or
(d) to our knowledge, have material advise effect on any permit, authorization, approval, consent, order, registration or license (each, a "Permit") used by the Company in the operation of its business or the ability of the Company to make use thereof.

            7. To our knowledge, no Permit of any court or governmental agency or body (other than under the Act, the Regulations and applicable state securities or Blue Sky laws or matters relating to the OTC Bulletin Board and National Association of Securities Dealers, Inc. and as otherwise set forth in the Schedule) is required for the valid authorization, issuance, sale and delivery of the Notes and Warrants to the Investors or the HCFP Options to HCFP, and the performance by the Company of its obligations contained in the Transaction Documents, the Placement Agent Letter and the HCFP Options.

            8. To our knowledge, other than as set forth in the Schedule, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such securities in the securities registered pursuant to

            This opinion is solely for the benefit of the Investors and may not be relied upon in any manner for any other purpose or by any other person except for HCFP. This opinion is based on the state of the law and facts as of the date hereof and we have no obligation to advise you of any changes therein.

                                    Very truly yours,

                                                                       EXHIBIT G

                                  _________, 2005

HCFP/Brenner Securities, LLC
888 Seventh Avenue
17th Floor
New York, NY  10106

Ladies and Gentlemen:

      We have acted as special federal telecommunications regulatory counsel to GigaBeam Corporation, and its subsidiary, GigaBeam Service Corporation, (collectively, referred to herein as the "Company"), in connection with the issuance and sale of Senior Secured Notes and Warrants (the "Issuance and Sale") as described in the Securities Purchase Agreement by and among the Company and the Investors dated January __, 2005 (the "Agreement"). This opinion is delivered to you at the request of the Company pursuant to Section 6.2 of the Agreement. Capitalized terms used herein which are not defined herein have the meanings assigned to them in the Agreement.

      We have acted as special federal telecommunications counsel for the Company providing representation on federal telecommunications regulatory matters and with respect to the Issuance and Sale. This opinion is limited to such matters. As special federal telecommunications counsel to the Company, we address only matters within the jurisdiction of the Federal Communications Commission ("FCC") and only to the extent identified herein. We express no opinion regarding the FCC's equipment authorization requirements or process, which it is anticipated that the Company will be required to comply with and note that, based on input from millimeter wave rulemaking participants, the FCC is expected to modify on reconsideration certain of the millimeter wave 70/80/90 GHz service rules, including certain engineering rules. In addition, we express no opinion as to state telecommunications regulatory matters, or as to other matters of state, county, municipal or local regulation.

      The following opinions are based upon and expressly limited to the applicability of certain Federal Telecommunications Laws to the Company. As used herein, the term "Federal Telecommunications Laws" means the Communications Act of 1934, as amended, and the rules and regulations of the FCC promulgated thereunder and FCC written or federal court orders interpreting the same.

___________, 2005
Page 2

      In  rendering  the  opinions   expressed  herein,  we  have  examined  the
Agreement. We have assumed, with your permission and without independent verification, that: (a) the signatures on all documents examined by us are genuine and that, where any such signature purports to have been made in a corporate, governmental, fiduciary, or other capacity, the person who affixed such signature to such documents had authority to do so; (b) the documents submitted to us as originals or as filed copies are authentic, and that all documents submitted to us as certified, conformed or photostatic copies conform to authentic original documents; (c) public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities are correct; and (d) any drafts of the Agreement submitted to us for purposes of rendering this opinion do not differ in any material respect from the executed versions of such documents.

      As to matters of fact relevant to the opinions expressed herein, we have relied upon information supplied to us by the Company, the representations of the Company in the Agreement, the attached Certificate of Officer (the "Officer Certificate"), examination of our own files and records, examination of certain public records, files and certificates on file with and, in certain instances, telephonic or other inquiries to the FCC as we have deemed appropriate. Except as noted above, we have not independently verified any matters of fact set forth in the Officer Certificate or the representations of the Company in the Agreement.

      Opinions expressed herein as being "to our knowledge" or incorporating the phrase "of which we have knowledge" refer to actual present knowledge of the attorneys who are currently with this Firm and who our records indicate have worked on matters for the Company during the past year. We have not made any independent investigation of the applicable facts, but have relied upon the information obtained as described in the preceding paragraphs and are not aware of any facts inconsistent therewith.

      Based upon the foregoing and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

      1. Attachment 1 to the Officer Certificate identifies all of the licenses, permits, and authorizations issued by the FCC (collectively, the "FCC Licenses") to the Company.

      2. No consent, approval, authorization, or filing with the FCC is necessary by the Company for the Issuance and Sale, except where the failure to obtain such consent, approval, authorization or filing, would not have a Material Adverse Effect on the Company. Notwithstanding anything to the contrary herein, neither this opinion paragraph nor any other opinion paragraph in this letter extends to any prior notification to, filing an application with, consent from, or approval of the FCC that may be required by provisions of the Federal Telecommunications Laws, prior to the exercise, subsequent to the date hereof, of any rights accorded the purchasers or holders of the Senior Secured Notes and Warrants that would result in a major change in the ownership or control of the FCC Licenses.

___________, 2005
Page 3

      3. The Issuance and Sale does not and will not violate the Federal Telecommunications Laws.

      4. To our knowledge, there are no adverse orders, decrees or rulings of the FCC outstanding against the Company, which, if enforced, would have a Material Adverse Effect on the Company.

      5. To our knowledge, the Company has duly filed all material filings, reports, applications, documents, instruments and information required to be filed by them under the Federal Telecommunications Laws related to the FCC Licenses identified in Attachment 1 of the Officer Certificate.

      The opinions stated above are limited to the matters set forth herein as of the date hereof. No opinion may be inferred or implied beyond the matters expressly stated in this opinion letter, and the opinions stated above must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this opinion letter. We assume no obligation to advise you of changes in fact or law, whether or not deemed material, which may be brought to our attention after the date hereof.

      At the request of our client, this Opinion Letter is provided to you by us solely in connection with this transaction and in our capacity as special federal telecommunications regulatory counsel to the Company, as described above, and may not be used, circulated, quoted, referred to, or relied upon, for any other purpose or by any person or entity other than the Company and the specific addressee hereto and their respective successors and assigns, nor may this opinion letter be filed with or furnished to any governmental agency, court, or any other person or entity, without our prior written consent.

                                          Very truly yours,

                                          KELLEY DRYE & WARREN, LLP

                                          _______________________________
                                          A member of the firm

                                                                       EXHIBIT H

STOCK PLEDGE AGREEMENT dated as of January 28, 2005 (as amended, modified, supplemented or restated from time to time, the "Agreement"), executed by each of LOUIS S. SLAUGHTER and DOUGLAS LOCKIE (each a "Pledgor" and collectively the "Pledgors"), in favor of Edward S. Gutman, in his capacity as collateral agent for the ratable benefit of the Noteholders, as hereinafter defined (in such capacity, the "Agent").

                                    RECITALS

      WHEREAS, on the terms and subject to the conditions contained in that certain Securities Purchase Agreement, dated as of January 28, 2005 by and among Gigabeam Corporation, a Delaware corporation (the "Borrower") and the Noteholders (as amended, modified, supplemented or restated from time to time, the "Securities Purchase Agreement"), the Borrower will issue for purchase by various purchasers (each a "Noteholder" and collectively the "Noteholders") its 8% Senior Convertible Notes Due 2008 in an aggregate principal amount of up to $2,500,000 (each, a "Note" and collectively the "Notes"), together with warrants to purchase a specified number of shares of its common stock; and

      WHEREAS, concurrently herewith the Borrower and the Agent are entering into that certain General Security Agreement, dated on or about the date hereof (as amended, modified supplemented or restated from time to time, the "General Security Agreement"), pursuant to which the Notes shall be ratably secured by a perfected lien on and first priority security interest in substantially all of the Borrower's personal property, subject to certain exclusions and permitted encumbrances, as described in the General Security Agreement; and

      WHEREAS, in order to induce the Noteholders to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to assure and secure the payment and performance of the Borrower's obligations under the Notes, the Pledgors are executing and delivering this Agreement.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Agent hereby agree as follows:

      1. The Obligations. Each of the Pledgors agrees, on a joint and several basis, to be liable for the payment when due of the accrued interest on and principal of the Notes, provided, however, that the liability of each Pledgor hereunder shall be on a non-recourse basis to any Pledgor personally or to any assets or properties of any Pledgor, other than the Pledged Stock, as hereinafter defined. The non-recourse liability of the Pledgors described in the previous sentence is hereinafter referred to as the "Obligations".

      2. Pledge; Grant of Security Interest. To secure the prompt payment and performance of the Obligations, each Pledgor hereby grants to the Agent, for the ratable benefit of the Noteholders, a continuing security interest in all of such Pledgor's right, title and interest in and to all of the "Pledged Stock", and all "Proceeds" thereof. As used herein, the term "Pledged Stock" shall mean, as to each Pledgor, the number of issued and outstanding shares of common stock issued by the Borrower to, and owned by, such Pledgor and identified on SCHEDULE A hereto, and the term "Proceeds" shall have the meaning provided in the Uniform Commercial Code adopted by the state, the laws of which shall govern this Agreement, and, in any event, shall include, without limitation, (i) all dividends, interest and all other income derived from, or payable with respect to, or in exchange for, the Pledged Stock, (ii) all collections on the Pledged Stock and all distributions with respect to the Pledged Stock, (iii) all other property from time to time received, receivable or otherwise distributed with respect to, or in exchange for, the Pledged Stock, and (iv) any consideration received from any sale, transfer, assignment, conveyance or disposition of any of the Pledged Stock. The Pledged Stock and the Proceeds shall be referred to collectively herein as the "Collateral."

      3. The Agent. The Collateral will be held by the Agent as the collateral agent for the ratable benefit of the Noteholders, and will be so held by it in the registered name of the Pledgors, until such time as the Noteholders, by the requisite number, authorize the Agent to exercise remedies with respect to the Collateral after the occurrence of an Acceleration Event, as hereinafter defined. Any enforcement, action or waiver by the Agent hereunder shall only be undertaken upon the approval of the holders of at least a majority of the then outstanding principal of the Notes.

      4. Delivery of Pledged Stock; Additional Actions. Within five business days of the date hereof, each Pledgor shall deliver to the Agent all of the certificates evidencing the Pledged Stock pledged by such Pledgor to the Agent, duly endorsed by such Pledgor to the Agent if necessary (and accompanied by any transfer tax stamps required in connection with the pledge of such Pledged Stock), together with undated stock powers covering such Pledged Stock, duly executed in blank by such Pledgor to the Agent. Each Pledgor agrees that at any reasonable time at the reasonable request of the Agent and at the expense of such Pledgor, such Pledgor will promptly execute and deliver, or cause to be executed and delivered, all stock certificates and powers, proxies, assignments, instruments and documents, and promptly take all further action, that the Agent reasonably determines is necessary or desirable to (i) perfect and protect any security interest granted or purported to be granted by this Agreement, (ii) enable the Agent to exercise and enforce the Noteholders' rights and remedies under this Pledge, and/or (iii) otherwise carry out the provisions and purposes of this Agreement.

      5. Representations and Warranties. Each Pledgor represents and warrants to the Agent, as to such Pledgor, that:

            (a) The Pledged Stock owned by such Pledgor has been duly authorized and validly issued and is fully paid and non-assessable.

            (b) Such Pledgor is the record and beneficial owner of such Pledged Stock, free and clear of any security interest, except for the security interest created under this Agreement, with full right to deliver, pledge, and collaterally assign such Pledged Stock to the Agent.

            (c) This Agreement creates a valid security interest in such Pledged Stock, securing the payment of the Obligations.

            (d) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by such Pledgor of the security interest created hereunder or for the execution, delivery or performance of this Agreement by such Pledgor.

            (e) The execution, delivery and performance of this Agreement are not in contravention of law or, to such Pledgor's knowledge, of any material agreement to which such Pledgor is a party or by which such Pledgor is bound.

      6. Affirmative Covenants. Each Pledgor covenants and agrees with the Agent that, from and after the effective date of this Agreement, such Pledgor shall
(i) maintain the security interest created in favor of the Agent in the Pledged Stock owned by such Pledgor pursuant to this Agreement as a valid security interest free and clear of any competing claims or liens, and (ii) defend such security interest against claims and demands of all persons whomsoever.

      7. Voting Rights; Dividends; Etc.

            (a) So long as no Event of Default (as defined in Section 14 hereof) shall have occurred and be continuing (i) each Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement; (ii) each Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Pledged Stock; and (iii) the Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor, all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which such Pledgor is entitled to exercise pursuant to clause (i) above and to receive the dividends and other distributions which such Pledgor is authorized to receive pursuant to clause (ii) above.

            (b) Upon the occurrence and during the continuance of an Event of Default (as defined in Section 14 hereof):

                  (i) All rights of the Pledgors to exercise or refrain from exercising the voting and other consensual rights which the Pledgors would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and other distributions which the Pledgors would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent on behalf of the Noteholders, which shall thereupon have the sole right (as directed by the holders of at least a majority of the then outstanding principal amount of Notes) to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Stock such dividends and other distributions;

                  (ii) All dividends and other distributions which are received by any Pledgor contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Noteholders, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent, as Pledged Stock in the same form as so received (with any necessary indorsements or assignments); and

                  (iii) Each Pledgor shall execute and deliver (or cause to be executed and delivered) to the Agent, all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling it to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends and other distributions which it is authorized to receive pursuant to clause (ii) above.

      8. Transfers and Other Liens. Each Pledgor agrees that such Pledgor will not (i) sell, assign, transfer, convey, exchange, pledge or otherwise dispose of, or grant any option, warrant, right, contract or commitment with respect to, any of the Pledged Stock owned by such Pledgor, without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed, or (ii) create or permit to exist any security interest with respect to any of the Pledged Stock, except for the security interest created by this Agreement.

      9. Application of Proceeds of Sale of Pledged Stock. All monies received by the Agent shall be applied ratably against the Obligations in the same order as set forth in Section 7(b) of the General Security Agreement.

      10. The Agent Appointed Attorney-in-Fact. After and during the continuance of an Event of Default (as defined in Section 14 hereof), each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all drafts and other instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Stock owned by such Pledgor or any part thereof and to give full discharge for the same.

      11. The Agent May Perform. If a Pledgor fails to perform any agreement contained herein, the Agent may, but without any obligation to do so, itself perform, or cause performance of, such agreement.

      12. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Stock in its possession if the Pledged Stock is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Stock, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Stock; provided, however, that upon a Pledgor's instruction, the Agent shall use reasonable efforts to take such action as such Pledgor directs the Agent to take with respect to calls, conversions, exchanges, maturities, tenders, rights against other parties or other similar matters relative to the Pledged Stock owned by such Pledgor, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Pledged Stock against prior parties, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Stock.

      13. Subsequent Changes Affecting Pledged Stock. Each Pledgor represents to the Agent that such Pledgor has made his own arrangements for keeping informed of changes or potential changes affecting the Pledged Stock owned by such Pledgor (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and such Pledgor agrees that the Agent shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

      14. Events of Default; Remedies upon an Acceleration Event.

            (a) Each of the following events shall constitute an "Event of Default" under this Agreement: (i) the Borrower shall fail to pay when due and payable any scheduled installment of interest on or principal of the Notes (and such failure shall not have been cured within 20 days after written notice thereof by the Agent to the Borrower), (ii) any material representation or material warranty made herein by any Pledgor shall be false or incorrect in any material respect when made or (iii) the breach of any material covenant contained herein by any Pledgor, and the failure to cure such breach within thirty (30) days after such Pledgor shall have received written notice thereof from the Agent.

            (b) If any Event of Default shall have occurred and be continuing, and as a consequence thereof, the Noteholders, by the requisite number provided in the Securities Purchase Agreement, shall have accelerated the maturity of the Notes and shall not have rescinded such acceleration (an "Acceleration Event"), the Agent shall have all of the rights and remedies with respect to the Pledged Stock of a secured party under the applicable Uniform Commercial Code, and, subject to the terms contained in paragraph (c) hereof, the Agent may, with reasonable prior written notice and at its option, transfer or register the Pledged Stock or any part thereof on the books of the Borrower into the name of the Agent, or its nominee(s), with or without any indication that such Pledged Stock is subject to the security interest hereunder. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Stock may be effected after an Acceleration Event, each Pledgor agrees that upon the occurrence or existence of an Acceleration Event and during the continuance thereof, the Agent (or a party or parties designated by the Agent) may, from time to time, attempt to sell all or any part of the Pledged Stock by means of a private placement, restricting the prospective purchasers to those who can make the representations and agreements required of purchasers of securities in private placements. In so doing, the Agent (or a party or parties designated by the Agent) may solicit offers to buy the Pledged Stock, or any part of it, for cash, from a limited number of investors deemed by the Agent (or its designees) in its (or their) judgment, to be responsible parties who might be interested in purchasing the Pledged Stock, and if the Agent and/or its designees solicits such offers from not less than three (3) such investors, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Stock. In addition, upon the occurrence of an Event of Default and during the continuance thereof, all rights of each Pledgor to exercise the voting and other rights which such Pledgor would otherwise be entitled to exercise and to receive cash dividends and interest payments, shall cease, and all such rights shall thereupon become vested in the Agent as provided in Section 7.

            (c) Notwithstanding anything to the contrary contained in this Agreement, or in any of the Notes, the Securities Purchase Agreement or the General Security Agreement, or in any other agreement now or hereafter existing between or among the Borrower, any of the Noteholders, the Agent or any of the Pledgors, the Agent may not commence any exercise of remedies with respect to any of the Collateral unless and until (i) it shall first have exhausted all commercially reasonable efforts to dispose of the "Collateral", as such term is defined in the General Security Agreement and (ii) it shall have given each Pledgor not less than twenty (20) days written notice thereof.

      15. Termination. This Agreement shall terminate when all the Obligations have been fully paid and performed, at which time the Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the applicable Pledgor, or to such person or persons as such Pledgor shall designate, against receipt, such of the Pledged Stock (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Agent and at the expense of such Pledgor. Upon termination of this Agreement, the Agent shall execute and deliver to the applicable Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and the discharge and release of the Agent's security interest in the Pledged Stock owned by such Pledgor.

      16. Amendments, Waivers and Consents. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the Agent and each Pledgor.

      17. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing (including facsimile transmission), shall be addressed and shall be deemed to have been validly served, given or delivered if so addressed and sent by overnight mail, as follows:

            (a) If to the Agent, then to:

                                    Edward S. Gutman, as Agent
                                    888 Seventh Avenue
                                    New York, NY 10106

                With a copy to:

                                    Graubard Miller
                                    The Chrysler Building
                                    405 Lexington Avenue - 19th Floor
                                    New York, NY 10174
                                    Attention: David Alan Miller, Esq.

            (b) If to any Pledgor, then to

                                    Louis S. Slaughter
                                    195 Binney Street
                                    Apt. 2208
                                    Cambridge, MA  02142

                With a copy to:
                                    Blank Rome LLP
                                    The Chrysler Building
                                    405 Lexington Avenue - 23rd Floor
                                    New York, NY  10174
                                    Attention: Elise M. Adams, Esq.

      18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Stock and shall (i) remain in full force and effect until payment in full of the Obligations; (ii) be binding upon each Pledgor, and the heirs, successors and assigns of each as applicable; and (iii) inure to the benefit of the Pledgee and its successors, transferees and assigns.

      19. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK (the "Choice of Law State"). Unless otherwise defined herein, terms defined in Articles 8 and 9 of the Uniform Commercial Code, as in effect in the Choice of Law State, are used herein as therein defined. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be interpreted in such manner as to be ineffective or invalid under applicable law, such provisions shall be ineffective or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      20. Consent To Jurisdiction; Service of Process; Jury Trial Waiver. Each Pledgor and the Agent (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States
District Court for the Southern District of New York, and (2) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each Pledgor waives any objection which such Pledgor may have now or hereafter to the venue of any such suit, action or proceeding. Each Pledgor and the Agent further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon such Pledgor mailed by certified mail to his address set forth below shall be deemed in every respect effective service of process upon such Pledgor, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.

      21. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the text shall indicate.

      22. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

      IN WITNESS WHEREOF, each of the Agent and the Pledgors have each caused this Stock Pledge Agreement to be duly executed and delivered as of the date first above written.

                                        PLEDGORS:


                                        -------------------------------------
                                        LOUIS S. SLAUGHTER
                                        195 Binney Street, Apt. 2208
                                        Cambridge, MA 02142


                                        -------------------------------------
                                        DOUGLAS LOCKIE
                                        19267 Mountain Way
                                        Los Gatos, CA 95030

                                        AGENT:


                                        -------------------------------------
                                        EDWARD S. GUTMAN
                                        888 Seventh Avenue
                                        New York, NY 10106

                                   SCHEDULE A

                          Description of Pledged Stock

NAME OF PLEDGOR                   CERTIFICATE NO.             NUMBER OF SHARES
---------------                   ---------------             ----------------
Louis S. Slaughter                   ____________                    540,993
Douglas Lockie                       ____________                    540,993